UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MAINSTREET BANCSHARES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY MATERIALS - SUBJECT TO COMPLETION, MARCH 22, 2024

2024 NOTICE OF ANNUAL MEETING

and PROXY STATEMENT

MAY 15, 2024

11:00 a.m. Eastern Time

Virtual Annual Meeting Site:

https://www.proxydocs.com/MNSB

10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

April [•], 2024

Dear Fellow Shareholder:

You are invited to virtually attend our 2024 Annual Meeting of Shareholders for MainStreet Bancshares, Inc. The Annual Meeting will begin promptly at 11:00 a.m., Eastern Time, on May 15, 2024, via a live webcast.

In each of the last three years we’ve held a virtual-only internet webcast Annual Meeting. We appreciate that this format allows for greater participation by our shareholders. Instructions and registration to attend this year’s Annual Meeting are available at https://www.proxydocs.com/MNSB. You will need to register to attend the meeting before 5:00 p.m., Eastern Time, on May 15, 2024.

Only shareholders who held shares at the close of business on the record date, March 28, 2024, may vote at the Annual Meeting, including any adjournment or postponement thereof. Virtual attendance at the Annual Meeting is considered attendance in person.

All the details of the business to be conducted at our Annual Meeting are included in the attached Notice of Annual of Shareholders and Proxy Statement. We encourage you to carefully read these materials.

We’ve included our Annual Report for the year-ended December 31, 2023 in this mailing, which is also available at the SEC’s website, www.sec.gov, and on our website, ir.mstreetbank.com.

Your vote is very important, and I urge you to use this opportunity to take part in the affairs of your Company. Whether or not you expect to attend the Annual Meeting, please vote as soon as possible to ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors, thank you for your commitment to our Company and MainStreet Bank.

Sincerely,

/s/ Jeff W. Dick
Jeff W. Dick
Chairman & Chief Executive Officer

10089 Fairfax Boulevard.

Fairfax, Virginia 22030

(703) 481-4567

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 15, 2024

Notice is hereby given that the 2024 Annual Meeting of Shareholders of MainStreet Bancshares, Inc. (the “Company”) will be held as a virtual-only, Internet webcast meeting without a physical location on Wednesday, May 15, 2024, at 11:00 a.m., Eastern Time.

A proxy card and a Proxy Statement for the Annual Meeting are enclosed.

At the Annual Meeting, shareholders will be asked to:

•	elect three directors for a term of three years each or until their successors are elected and qualify;

•	ratify the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	consider and act upon a proposal to amend the 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance from 650,000 shares to 1,150,000 shares; and

•

consider and act upon a proposal to amend the Company’s Restated Articles of Incorporation to increase the number of shares of authorized common stock of the Company from 10,000,000 to 15,000,000 shares.

Shareholders will also be asked to consider any other business that is properly brought before the Annual Meeting, or any adjournment or postponement thereof. As of the date of this notice, we are not aware of any other business to come before the Annual Meeting.

The Board of Directors has fixed the close of business on March 28, 2024, as the record date for the Annual Meeting. This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

To attend the Annual Meeting, you must register in advance at https://www.proxydocs.com/MNSB prior to the deadline of May 14, 2024, at 5:00 p.m., Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the Annual Meeting and will also permit you to submit questions.

EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO VOTE THE PROXY CARD BY MAIL PRIOR TO THE ANNUAL MEETING. TO VOTE BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT ELECTRONICALLY AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE ELECTRONICALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ADVANCE OF THE ANNUAL MEETING IN ORDER TO VOTE IN PERSON ELECTRONICALLY AT THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

The Notice of Annual Meeting, Proxy Statement, Proxy Card, and Annual Report are also available at https://www.proxydocs.com/MNSB.

BY ORDER OF THE BOARD OF DIRECTORS

Fairfax, Virginia April [●], 2024	/s/ Thomas J. Chmelik
Thomas J. Chmelik
Secretary

Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

10089 Fairfax Boulevard

Fairfax, Virginia 22030

(703) 481-4567

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

MAY 15, 2024

GENERAL

The enclosed proxy is solicited by the Board of Directors of MainStreet Bancshares, Inc. (the “Company”) for the Annual Meeting of Shareholders (the “Annual Meeting”) of the Company to be held as a virtual-only, Internet webcast meeting without a physical location at 11:00 a.m., Eastern Time, on May 15, 2024, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The approximate mailing date of this Proxy Statement and accompanying proxy is April [•], 2024.

Voting and Revocability of Proxies

Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares of common stock represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the above address or by filing a later dated proxy prior to the vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a shareholder attends the Annual Meeting on the Internet and votes on-line at the Annual Meeting. Attendance at the Annual Meeting electronically is considered attendance in person.

If a shareholder returns an executed proxy and specifies how the proxy is to be voted with respect to any proposal for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder returns an executed proxy but fails to specify how the proxy is to be voted with respect to the Proposals set forth in the accompanying Notice and further described herein, the proxy will be voted as follows:

•	FOR Proposal One —to elect three directors of the Company for a term of three years each;

•	FOR Proposal Two —to ratify the appointment of Yount, Hyde & Barbour, P.C. (“YHB”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	FOR Proposal Three —to approve a proposal to amend the 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance from 650,000 shares to 1,150,000 shares; and

•

FOR Proposal Four —to approve a proposal to amend the Company’s Restated Articles of Incorporation to increase the number of shares of authorized common stock of the Company from 10,000,000 to 15,000,000 shares.

Except for procedural matters incidental to the conduct of the Annual Meeting, we are not aware of any other business to come before the Annual Meeting. Should any other matters be properly presented for action at the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the proxy agents named in the enclosed proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors of the Company.

Voting Rights of Shareholders

Only those shareholders of record at the close of business on March 28, 2024, are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At least one-third of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Each share of common stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxy agents’ authority to vote (including broker non-votes, discussed below) on a matter will count as shares present for the purpose of determining the presence or absence of a quorum at the Annual Meeting, but will not be included in determining the number of votes cast with respect to such matter. If you are a shareholder of record and you do not vote your proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting unless you attend the Annual Meeting and vote your shares there.

With Regard to Proposal One. votes may be cast in favor or withheld. If a quorum is present, the three director nominees receiving the greatest number of affirmative votes at the Annual Meeting, even though less than a majority, will be elected directors; therefore, votes withheld and broker non-votes will have no effect on the outcome of the election of directors.

With Regard to Proposal Two. votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the ratification of the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter. Abstentions will not be counted as votes cast on this proposal and will have no effect on whether such matter is approved.

With Regard to Proposal Three. votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the proposal to amend the 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance from 650,000 shares to 1,150,000 shares requires the affirmative vote of a majority of the votes cast on the matter. Abstentions and broker non-votes will not be counted as votes cast on this proposal and will have no effect on whether such matter is approved.

With Regard to Proposal Four. votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the proposal to amend the Company’s Restated Articles of Incorporation to increase the number of shares of authorized common stock of the Company from 10,000,000 to 15,000,000 shares requires the affirmative vote of a majority of shares of common stock then outstanding. An abstention does not count as an affirmative vote and has the effect of a vote against the proposal. Because this proposal is likely to be considered “routine,” a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner. If a broker does not exercise this authority and because approval of the proposed amendment is based on a percentage of the Company’s shares of common stock outstanding, such broker non-vote will also have the effect of a vote against the proposal.

Shares Held of Record. If you are a shareholder of record and you do not vote your proxy, no votes will be cast on your behalf on the proposals at the Annual Meeting unless you attend the Annual Meeting and vote your shares there.

Beneficial Owners. If you are a beneficial owner of shares held in “street name” through a broker or other nominee, you cannot vote your shares virtually at the Annual Meeting unless you have obtained a legal proxy from your broker or nominee. Alternatively, you may provide voting instructions to your broker or other nominee by completing, signing and returning a voting instruction form that the broker or other nominee provides to you, or by using telephone or internet voting arrangements described on the voting instruction form, the Notice of Internet Availability or other materials that the broker or other nominees provides to you.

Under the rules of the New York Stock Exchange (“NYSE”), brokers who hold shares on behalf of beneficial owners have discretion to vote such shares with respect to matters deemed to be “routine” by the NYSE without receiving voting instructions from the beneficial owners of the shares. However, brokers and other nominees do not have discretion to vote such shares with respect to “non-routine” matters if they do not receive voting instructions from the beneficial owners of the shares. A “broker non-vote” occurs when a broker or other nominee does not vote on a particular matter because the broker or other nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares or when a broker or other nominee for its own internal reasons elects not to vote uninstructed shares on a routine matter.

We believe that Proposal One and Proposal Three are likely to be considered “non-routine.” We believe that Proposal Two and Proposal Four are likely to be considered “routine.” If you are a beneficial owner, we urge you to submit voting instructions to your broker or other nominee to ensure your shares are voted as you desire.

QUESTIONS AND ANSWERS

•	Why am I receiving proxy materials?

The Board of Directors of the Company is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place as a virtual-only, internet webcast meeting without a physical location on Wednesday, May 15, 2024, at 11:00 a.m., Eastern Time.

You are requested to vote on the items described in this Proxy Statement which includes information that is required under Securities and Exchange Commission (“SEC”) rules and designed to assist you in voting your shares.

•	Who may vote?

You may vote if you were a holder of Company common stock at the close of business on March 28, 2024, which is the record date of the Annual Meeting. Each share of common stock entitles its holder or the holders of a valid proxy for a shareholder to one vote on each matter to be voted on at the Annual Meeting.

You are invited to attend the Annual Meeting via the live webcast to vote on the proposals described in this Proxy Statement so long as you register to attend the Annual Meeting at https://www.proxydocs.com/MNSB by 5:00 p.m., Eastern Time, on May 14, 2024 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

•	Why are we holding a virtual-only, Internet webcast Annual Meeting?

The Board of Directors believes that it is in the best interests of the Company and its shareholders and employees to hold a “virtual-only,” Internet Annual Meeting via webcast again this year. We believe that a virtual meeting provides broad and convenient access for our shareholders who may participate in an expense reduced and environmentally sensitive manner. We have also considered the health and well-being of our attendees.

The virtual Annual Meeting will permit our shareholders of record to ask questions and to vote. We welcome shareholder views on the virtual meeting format and will consider these comments in making our decisions regarding future meetings.

•	How may I participate via the live webcast?

Shareholders whose shares are registered in their own name will be able to attend the Annual Meeting in the form of a live webcast, to listen to the Annual Meeting, vote on-line, and submit questions for discussion at the Annual Meeting from their home, office or any remote location that has Internet connectivity. This year’s Annual Meeting will be accessible through the Internet via a live webcast. Prior registration to attend the Annual Meeting by the Registration Deadline at https://www.proxydocs.com/MNSB is required. You are entitled to participate in the Annual Meeting if you were a shareholder as of close of business on our record date of March 28, 2024, or hold a valid proxy for the Annual Meeting. To be admitted to the Annual Meeting’s live webcast, you must register at https://www.proxydocs.com/MNSB by the Registration Deadline as described in the proxy card. As part of the registration process, you must enter the Control Number. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you. We encourage you to vote your shares on the enclosed proxy card by mail in advance of the Annual Meeting.

If your shares of common stock are registered in the name of your broker, bank, or other agent (rather than directly in your own name), you are the “beneficial owner” of those shares, and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from us. Simply complete and mail the proxy card received to ensure that your vote is counted. You may also be eligible to vote your shares electronically over the Internet or by telephone through your bank or brokerage firm. Many banks and brokerage firms offer Internet and telephone voting. If your bank or brokerage firm does not offer Internet or telephone voting information, please complete, and return your proxy card today in the self-addressed, postage-paid envelope provided.

To vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. Please follow the instructions from your broker or bank included with these proxy materials or contact your broker or bank to request a legal proxy form.

This year’s shareholder question and answer session will include questions submitted in advance of the Annual ffyour Control Number.

•	Who can vote at the Annual Meeting?

You will be entitled to vote at the Annual Meeting if you owned your common stock, either as a shareholder of record or as a beneficial owner, as of the close of business on March 28, 2024. On the record date there were [•] shares of common stock outstanding. Holders of these outstanding shares are entitled to one vote for each share of common stock held by them as of March 28, 2024, at the Annual Meeting. Each shareholder is entitled to one vote per share of common stock held on all matters to be voted on by shareholders. Unless context requires otherwise, any reference to “shares” in this Proxy Statement refers to all shares of common stock entitled to vote at the Annual Meeting.

If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC (formerly, American Stock Transfer & Trust Company, LLC), your proxy card contains instructions on how to vote via the Internet or by telephone. The Internet and telephone voting facilities for shareholders of record will close at 5:00 p.m., Eastern Time, on May 14, 2024. If your shares are held in an account at a brokerage firm, bank, trust, or similar organization, you are considered the “beneficial owner” of shares held in “street name.” You will receive instructions from your broker, bank, trustee, or other nominee that must be followed for your broker, bank, trustee, or other nominee to vote your shares per your instructions.

Holders of the Company’s outstanding Series A Preferred Stock have no voting power with respect to the matters to be considered and voted upon at the Annual Meeting.

•	How do I vote?

For Proposal No, 1, you may either vote “For” any or all the nominees to the Board of Directors of the Company, you may withhold your vote from all the nominees, or you may withhold your vote from any nominee you specify. You may not vote your proxy “For” the election of any persons other than the three named nominees. For Proposal 2, you may vote “For” or “Against,” or “Abstain” from voting, on the proposal.

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote by proxy using a proxy card, vote by proxy on the Internet or by telephone as set forth in the proxy card or vote at the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting via webcast, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

•

To vote using the proxy card, complete, date and sign the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, please follow the instructions provided on your proxy card.

•	To vote by telephone, please follow the instructions provided on your proxy card.

•

To vote during the Annual Meeting, you must do so through https://www.proxydocs.com/MNSB. To be admitted to the Annual Meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the Annual Meeting, will be emailed to you.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

See “Who can vote at the Annual Meeting?” for voting instructions if you beneficially own shares held in street name.

•	What may I vote on?

You may vote on:

•	the election of three nominees to serve as directors, for three-year terms expiring in 2027;

•	the ratification of the appointment of YHB as our independent registered public accounting firm for the fiscal year ending December 31, 2024;

•	the proposal to amend the 2019 Equity Incentive Plan to increase the number of shares of common stock available for issuance under the 2019 Plan from 650,000 shares to 1,150,000 shares;

•	the proposal to amend the Company’s Restated Articles of Incorporation to increase the number of shares of authorized common stock of the Company from 10,000,000 to 15,000,000 shares; and

•	such other business as may properly come before the Annual Meeting, or any adjournment or postponement thereof.

•	How does the Board of Directors recommend I vote?

The Board of Directors of the Company recommends that you vote:

•	FOR each of the nominees for director;

•	FOR ratification of the appointment of YHB as our independent registered public accounting firm for 2024;

•	FOR the proposal to amend the 2019 Equity Incentive Plan; and

•	FOR the proposal to amend the Company’s Restated Articles of Incorporation.

•	Does the voting process differ based upon how my shares are held?

Yes. Please read below and consider whether you are a shareholder of record of common stock, or a beneficial owner of common stock held in street name.

•	If I am a beneficial owner of Company shares held in street name, how do I vote?

If you are a beneficial owner of shares of our common stock held in street name (i.e., your shares are held by a broker) and you received a printed copy of these proxy materials by mail, you should have received a voting instruction card with these proxy materials from the organization that is the record owner of your shares rather than from us. If you are a beneficial owner of shares held in street name and you received a notice by mail, you should have received the notice from the organization that is the record owner of your shares rather than from us. Beneficial owners that received a printed copy of these proxy materials by mail from the record owner may complete and mail that voting instruction card or may vote by telephone or over the Internet as instructed by that organization in the voting instruction card. Beneficial owners that received a notice by mail from the record owner should follow the instructions included in the notice to view the Proxy Statement and transmit their voting instructions. If you provide specific voting instructions, your broker or nominee will vote your shares as you direct.

A beneficial owner planning to vote in person at the Annual Meeting must obtain a valid proxy from the record owner. To request the requisite proxy form, follow the instructions provided by your broker or contact your broker.

•	How do I vote Company common stock allocated to my MainStreet Bank 401(k) Retirement Plan?

If you are a participant in the MainStreet Bank 401(k) Retirement Plan (the “Retirement Plan”), you are receiving a proxy card that will serve as your voting instruction form on behalf of the Retirement Plan. Pursuant to the Retirement Plan, you are entitled to direct the trustee how to vote the shares credited to your account in the Retirement Plan. If a Retirement Plan participant does not direct the Retirement Plan trustee as to how to vote the common stock allocated to the participant’s Retirement Plan account, the trustee, subject to its fiduciary duty, will vote such common stock in the same proportion as it has received voting instructions from other Plan participants. The deadline for return of your Retirement Plan voting instructions is May 9, 2024, at 5:00 p.m., local time.

•	May I change my vote?

If you are a holder of record of shares of common stock, you may change your vote or revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	Voting again by telephone or over the Internet,

•	sending us a proxy card dated later than your last vote,

•	notifying the Company’s Secretary in writing, or

•	attending the Annual Meeting and submit an electronic ballot.

•	How many votes do the proposals need to be approved?

Directors are elected by a plurality of the votes cast (Proposal One). Shareholders may vote “FOR” or “WITHHOLD” authority to vote for each nominee for the Board of Directors of the Company. If you withhold authority to vote with respect to any nominee, your shares will be counted for purposes of establishing a quorum but will have no effect on the election of that nominee.

The affirmative vote of a majority of the votes cast is required for ratification of the appointment of the independent registered public accounting firm (Proposal Two).

The affirmative vote of a majority of the votes cast is required for approval of the amendment to the 2019 Equity Incentive Plan (Proposal Three).

The affirmative vote of a majority of the shares of common stock then outstanding is required for approval of the amendment to the Company’s Restated Articles of Incorporation (Proposal Four).

If you are the registered holder of Company common stock and you sign and submit your proxy card without voting instructions, your shares will be counted for purposes of establishing a quorum and will be voted “FOR” each director nominee and “FOR” Proposal Two.

•	Is cumulative voting permitted for the election of directors?

No. You may not accumulate your vote for the election of directors.

•	What are broker non-votes?

A broker “non-vote” occurs when your broker submits a proxy for your shares but does not indicate a vote for a particular proposal because the broker does not have discretionary authority to vote and has not received specific instructions from you. Under current regulations, if your broker holds your shares (i.e., your shares are held in “street name”) and delivers this Proxy Statement to you, the broker generally has authority to vote the shares on “routine” matters. Proposals Two and Four are matters we believe will be considered “routine”; even if the broker does not receive instructions from you, the broker is entitled to vote your shares in connection with Proposal Two and Proposal Four. Proposals One and Three are matters we believe will be considered “non-routine”; the broker is not entitled to vote your shares without instructions. Shares held in street name which have been designated by brokers as not voted

(“broker non-votes”) will not be counted as votes cast. Broker non-votes, however, will be treated as shares present for purposes of determining a quorum. Certain brokers may not be able to exercise discretionary authority with respect to even routine items depending on the rules of the exchange or market of which the broker is a member.

•	How many outstanding shares of Company common stock are there?

At the close of business on March 28, 2024, which is the record date for the Annual Meeting, there were [•] shares of Company common stock outstanding and entitled to vote.

•	What constitutes a quorum?

The presence, in person or by proxy, of the holders of one-third of the shares entitled to vote will constitute a quorum at the Annual Meeting. Only shareholders of record at the close of business on March 28, 2024, are entitled to notice of, and to vote at, the Annual Meeting.

•	Will my vote be confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.

•	How will voting be conducted on other matters raised at the Annual Meeting?

The form of proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve. It also confers discretionary authority with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to us in accordance with our Restated Articles of Incorporation. Except for procedural matters incident to the conduct of the Annual Meeting, we do not know of any other matters that are to come before the Annual Meeting. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxy will vote the shares represented by such proxies on such matters as determined by a majority of the Board of Directors.

•	Who will bear the cost of soliciting votes for the Annual Meeting?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. The Company has retained Alliance Advisors, LLC to aid in the solicitation of proxies in connection with the Annual Meeting and will pay a base fee for their services of $7,500, plus $3,000 for disbursements. Additional solicitations of proxies or votes may be made in person, by telephone, or by electronic communication by our directors, officers, and other regular associates, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses for forwarding materials to the beneficial owners of shares held of record by others.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

•	Where can you find results of the Annual Meeting?

The Company plans to announce preliminary voting results at the Annual Meeting. We will publish final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG)

Environmental

The Company has a goal of reducing its carbon emissions each year.

MainStreet Bank’s origins as a “branch-lite” financial institution mean that we have been and will continue to be part of the transition to a sustainable economy that is kinder to our environment because it is less dependent on carbon fuels. Most banks the Company’s size have 20+ branches. The Bank has only six locations. The Company has adopted a strategy of Put Our Bank in Your Office®, which also allows customers to conduct business with us without traveling to the Bank. On average, 70% of daily transactions are processed by our customers without the need to come to the Bank. For business operators in particular, our remote banking solutions have reduced the need to make frequent visits to a branch bank to deposit cash and checks. This helps to reduce vehicular traffic in our already crowded market.

The Company has converted all lighting to LED, scheduled HVAC units for maximum efficiency during off-work hours, incorporated mini-split units for specific location heating and cooling, tinted windows to reduce cooling needs and increased the number of indoor plants to improve air quality.

The Company has also added charging stations to accommodate employees who drive electric vehicles and encourages the purchase of hybrid vehicles.

We recognize the growing environmental risks of electronic waste and have procedures in place to reduce our impact in this regard. For example, MainStreet Bank contracts with an asset disposal company to ensure that all retired electronic assets, including computers, monitors, network equipment, security cameras, and batteries, are disposed of and recycled in an appropriate and environmentally sensitive manner.

We allow our employees to telecommute. Approximately 17% of our employees work remotely full-time. All but our relatively lean team of branch staff are eligible to telecommute, and most do so at least a few days a month. These arrangements give us a broader and more diverse pool of applicants in recruiting and serve to reduce our employees’ carbon footprint.

In our lending portfolio, we seek opportunities to support energy efficiency and renewable energy. In 2023, we closed our first Property Assessed Clean Energy (PACE) loan, which follows Department of Energy guidelines on financing energy-related improvements on private property.

Social

The way the Company interacts with the communities in which it operates and with its employees constitute its social impact. The PACE loan mentioned above exemplifies how we approach the “S” in ESG in our communities. Our funding is renovating The Festival Center, a hub for mission-driven organizations in the Adams Morgan neighborhood of Washington, D.C. The new Festival Center will provide office space to a wide range of community-focused ministries and non-denominational non-profits, which provide access to affordable housing, job training, legal aid services, health services, substance abuse support, and more.

The establishment in 2022 of MainStreet Community Capital is another business initiative we have taken to support ESG initiatives in our communities. MainStreet Community Capital’s focus is to invigorate distressed, low-income communities in the Washington, D.C., metropolitan area by providing capital and other financial services. These investments are intended to spur the creation of quality jobs and services in underserved areas. MainStreet Community Capital has earned its designation as a Community Development Entity (CDE) as defined under the U.S. Treasury Department’s Community Development Financial Institution (CDFI) Fund. MainStreet Community Capital has applied to the CDFI Fund for an allocation of the New Markets Tax Credits that will be awarded in 2024 and plans to continue to do so annually.

Turning to our staff, as of December 31, 2023, the Company employed 186 full-time employees. None of our employees are represented by a collective bargaining agreement.

The Board and management are focused on maintaining a strong corporate culture. The Company’s goal is to always hire the most qualified individuals. The Company is in a diversely populated geography, and the Company’s workforce effectively represents that diversity. We believe that a diverse workforce enhances our ability to serve our customers and our communities by enabling us to better understand their financial needs and to provide necessary and appropriate financial services.

Seventy-four percent of the Company’s employees self-identify as either female or ethnically diverse (defined as all Equal Employment Opportunity Commission classifications other than white). The Company is proud to have four veterans on its team as well.

Title	Ethnically Diverse Female	Ethnically Diverse Male	White Female	White Male
Independent Directors	0.0%	25.0%	25.0%	50.0%
Executives	0.0%	33.0%	0.0%	67.0%
Exec. Vice Pres.	0.0%	11.0%	33.0%	56.0%
Senior Vice Pres.	21.0%	18.0%	14.0%	46.0%
Vice Pres.	26.0%	30.0%	22.0%	22.0%
Asst. Vice Pres.	17.0%	26.0%	48.0%	9.0%
Branch	53.0%	11.0%	26.0%	11.0%
Admin. Support	42.0%	17.0%	18.0%	23.0%
All Employees	32.0%	19.0%	23.0%	26.0%

At the Board level, the Company has seven independent directors. Two of the independent directors self-identify as female, one self-identifies as an African American male, and one self-identifies as a Hispanic male. Three of the independent directors self-identify as white males.

Diversity is one factor considered when considering candidates to serve on the Board of Directors. The Board believes that diversity supports its goal of best serving the Company and our shareholders, customers, and employees. The matrix below summarizes the self-identified diversity attributes of our Board members. The categories listed below have the meanings defined in Nasdaq Listing Rule 5605(f)(1). The Company believes that it is in compliance with the diversity requirements in the Nasdaq Listing Rules. All data set forth below is as of December 31, 2023.

Board Size:
Total Number of Directors	10
Gender:	Male	Female		Non-Binary	Gender Undisclosed
Number of directors based on gender identity	8	2		—	—
Number of directors who identify in any of the categories below:
African American or Black	1	—		—	—
Alaskan Native or American Indian	—	—		—	—
Asian	—	—		—	—
Hispanic or Latinx	1	—		—	—
Native Hawaiian or Pacific Islander	—	—		—	—
White	6	2		—	—
Two or More Races or Ethnicities	—	—		—	—
LQBTQ+			—
Undisclosed			—

The Company is focused on equal pay for equal work, and on developing all employees to reach their full potential. The Company realizes that hiring a diverse workforce that is representative of the diversity of the local population also allows us to better serve our marketplace.

The age distribution of our employee base is also appropriately diversified.

Employee Age Diversity

Age Group	20 – 29	30 – 39	40 – 49	50 – 59	60 +
Number of Employees	11	40	53	52	30
Percentage of Total	6%	22%	28%	28%	16%

The age distribution of our employees as denoted by generational categories.

Employees by Generation

Pre-Baby Booms	0.5%
Baby Boomers	15.6%
Generation X	43.5%
Millennials	34.4%
Generation Z	6.0%

The gender distribution of our employee base is diversified.

Employees by Gender

Female	54.8%
Male	45.2%

For the fiscal year ended December 31, 2023, we had 48 promotions. These promotions were distributed as follows:

2023 Promotions Diversity

	Ethnically Diverse	White
Female	11	15
Male	13	9

The Company celebrates diversity throughout the year and fosters opportunities to learn about different cultures, religious practices, traits, and differences. The Company finds that doing so brings out the best in the team as we grow together to exceed customer expectations and create shareholder value.

Governance

Board of Directors

The current members of the Company’s Board of Directors are:

•	Charles C. Brockett, Thomas J. Chmelik and Patsy I. Rust, whose terms expire in 2024 and who are nominees for election at the Annual Meeting for a term of three years,

•	Elizabeth S. Bennett, Rafael E. DeLeon, Darrell Green and Russell Echlov, whose terms expire in 2025, and

•	Jeff W. Dick, Paul Thomas Haddock, and Terry M. Saeger, whose terms expire in 2026.

All current members of the Company’s Board of Directors other than Mr. Brockett, who no longer resides in our market area, also serve as members of the Board of Directors of MainStreet Bank (the “Bank”). Abdul Hersiburane, President of the Bank, and Ali Manouchehri are additional members of the Bank’s Board of Directors.

Board Supervision

The Board of Directors has adopted a Board Supervision Policy which outlines the Board’s responsibilities and duties to protect the interests of the Company’s shareholders and the Bank’s customers. The Policy addresses matters relating to the Board’s oversight, including assessment of growth and planning strategies on an ongoing basis; assessment of the Company’s performance and financial condition; assessment of management’s performance; assessment of the Board’s processes and procedures to better manage its own performance; and determination of director compensation. Board members acknowledge their duty of being diligent and loyal in the performance of their responsibilities.

Board Independence

The Board of Directors has reviewed the relationships that each director has with other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the meaning of applicable Nasdaq listing standards and who the Board of Directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director are “independent directors.” The Board of Directors has reviewed several factors, including applicable Nasdaq listing standards, to evaluate the independence of each of its members, both as directors and as members of specific Board committees. These factors include its members’ current and former relationships with us and competitors, suppliers, and clients; their relationships with management and other directors; the relationships their current and former employers have with us; and the relationships between us and other companies of which our Board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that all current directors, other than Messrs. Dick, Brockett and Chmelik, are independent directors of the Company within the meaning of applicable Nasdaq listing standards. The Board believes that all members of the Compensation, Nominating, and Audit and Risk Committees are independent under applicable committee independence standards. Independent Board members met in executive sessions without management present seven times during the year ended December 31, 2023.

Codes of Ethics

The Company has adopted a Code of Ethics and Business Conduct that applies to all the Company’s and the Bank’s directors, officers, and other employees. The Company has also adopted a Code of Ethics for Senior Financial Officers.

The Codes of Ethics are available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents. Amendments to and waivers from the Code of Ethics for Senior Financial Officers will also be disclosed on our website.

The Code of Ethics and Business Conduct is applicable to all employees. It is the Company’s policy that all employees conduct their business affairs in such a manner and with such ethics and integrity that no conflict of interest, either real or implied, can be construed. Each employee is responsible to uphold and comply with this Code. Potential conflicts of interest identified in the Code include self-dealing, outside employment and other activities, corporate opportunities, management interlocks, improper gifts/payments to employees, relationships with suppliers, confidentiality of customers’ and corporate information, insider trading, and relationships with government officials.

It is expected that all directors, officers, and employees act in accordance with the highest standards of personal and professional conduct in all aspects of their employment and association with the Company and the Bank, to comply with all applicable laws, rules, and regulations and to adhere to all policies and procedures adopted by the Company and the Bank.

Board Leadership and Oversight

The Board of Directors combines the position of Chairman of the Board with the position of Chief Executive Officer, coupled with a Lead Independent Director position to further strengthen the Company’s corporate governance structure. Terry Saeger serves as Vice Chairman of the Board and Lead Independent Director. The Board of Directors believes this provides an efficient and effective leadership model for the Company.

•

Combining the Chairman of the Board and Chief Executive Officer positions promotes clear accountability, effective decision-making, and alignment on corporate strategy. Our Chief Executive Officer, who is a co- founder of the Bank, has always been the CEO and has served as Chairman since 2009. He has extensive knowledge of all aspects of our current business and operations and our prospects which he communicates to the Board. He is particularly focused on the development and execution of our current strategic plans and investments for future growth.

•

The Vice Chairman and Lead Independent Director provides a means for our independent Directors to meet and discuss all issues and concerns that arise on an ongoing basis. The Lead Independent Director can independently engage external resources as needed to follow-up on issues and concerns. The Lead Independent Director also acts as a Liaison to the Chairman to follow-up and share concerns raised by the independent Directors.

The Board of Directors also believes administration of its risk oversight function is enhanced by the Board’s leadership structure. To assure effective independent oversight, the Board has adopted good governance practices, including:

1.	The Lead Independent Director can call for executive sessions of the independent directors as needed,

2.

The independent Compensation Committee conducts performance evaluations of the Chairman of the Board and Chief Executive Officer, and works with management to evaluate risks posed by our compensation programs and limit unnecessary or excessive risks these programs may pose to the Company, and

3.	The Nominating Committee is responsible for the selection and nomination of Directors and is made up exclusively of independent Directors.

Risk Management

The Board of Directors is actively involved throughout the year in oversight of risks that could affect the Company. This oversight is conducted in part through the Audit and Risk Committee of the Board of Directors, but the full Board of Directors has retained responsibility for general oversight of risks.

The Chief Risk Officer and Chief Compliance Officer are both seasoned bankers with appropriate education and training in their fields. Both individuals have independent reporting lines to the Audit and Risk Committee and are free to contact independent Directors whenever they feel the need to do so. Through these reports, the Audit and Risk Committee receives information on areas of material risks to the Company, including credit, liquidity, market, interest rate, legal and compliance, operational, technology, strategic, and reputational risks. These reports enable the Audit and Risk Committee and the Board of Directors to be informed of the risk identification, risk management and risk strategies employed by management.

The Board of Directors satisfies this responsibility through full reports by the Audit and Risk Committee regarding its considerations and actions regarding risk management and risk mitigation strategies, regular reports directly from officers responsible for oversight of risks within the Company, and through internal and external audits. This reporting and governance structure is intended to ensure that information is analyzed and reported to the Board of Directors, and to enable the Board of Directors and the Audit and Risk Committee to coordinate their risk oversight roles with respect to risk interrelationships. The Audit and Risk Committee conducts an annual assessment of its performance and capabilities.

The Audit and Risk Committee on a periodic basis meets with and receives reports from management regarding actions and strategies to address current and ongoing cybersecurity risks. These reports and the related processes have been integrated into the Company’s overall risk management system. In addition, these reports are presented to the Board of Directors. Reports to the Audit and Risk Committee address, among other things, the threat environment, vulnerability assessments, specific cyber incidents, information security assessments of third party service providers, and management’s efforts to monitor, deter and prevent cyber threats.

From time to time the Company has experienced cybersecurity incidents, but no such incident has materially affected our business strategy, results of operations, or financial condition. There can be no guarantee that the Company will not experience such an incident in the future.

Risks relating to the direct operations of the Bank are further overseen by the Board of Directors of the Bank. The Board of Directors of the Bank also has additional committees that conduct risk oversight separate from the Company. Further, the Board of Directors of the Bank oversees risks through the establishment of policies and procedures that are designed to guide daily operations in a manner consistent with applicable laws, rules, regulations, and risks acceptable to the organization.

Risk is inherent with every business, particularly financial institutions. We face multiple risks, including credit risk, market risk, interest rate risk, liquidity risk, technology risk, operational risk, legal and compliance risk, strategic risk and reputation risk. Management is responsible for the day-to-day identification, assessment and management of cybersecurity and other risks the Company faces, while the Board and its committees have responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management meets regularly to discuss strategy and risks facing the Company. Senior management attends the Board of Directors meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. The independent members of the Board of Directors provide independent oversight of the Company’s management and affairs.

Policy for Recovery of Erroneously Awarded Compensation

Effective as of October 2, 2024, our Board of Directors approved and adopted a Policy for the Recovery of Erroneously Awarded Compensation (a “Clawback Policy”) in compliance with Rule 10D-1 under the Securities Exchange Act of 1934, as amended, and Nasdaq listing standards for recovery of compensation from the Company’s current and former executive officers under certain incentive-based circumstances. The Clawback Policy provides that in the event the Company is required to restate financial results due to material noncompliance with any financial reporting requirement under the securities laws, the Compensation Committee or the Board may seek recover of “Erroneously Awarded Compensation,” which means the amount of incentive-based compensation that exceeds the amount of such compensation that otherwise would have been received had it been determined based on the restated financial results. The timing and method for recouping Erroneously Awarded Compensation may include, without limitation: (a) seeking reimbursement of all or part of any cash or equity-based award, (b) cancelling prior cash or equity-based awards, whether vested or unvested or paid or unpaid, (c) cancelling or offsetting against base salary and/or any planned future cash or equity-based awards, (d) forfeiture of deferred compensation, subject to compliance with Section 409A of the Internal Revenue Code, and (e) any other method that does not contravene any applicable law, including without limitation, Section 409A of the Internal Revenue Code.

Policy Against Pledging Company Stock

The Board of Directors believes that ownership of the Company’s capital stock by executive officers and directors promotes alignment of interest with shareholders. The Board recognizes that pledging by executive officers and directors of the Company’s capital stock as collateral for indebtedness creates the risk of an unplanned sale that may occur at a time when the director or executive officer is aware of material nonpublic information or is otherwise not permitted to trade in the Company’s capital stock.

This policy applies to transactions in Company capital stock by members of the Board and officers who are subject to the reporting requirement of Section 16 of the Securities Exchange Act of 1934, as amended.

Executive officers and directors shall not, directly, or indirectly, pledge, hypothecate, or otherwise encumber shares of Company capital stock as collateral for indebtedness. This prohibition includes, but is not limited to, holding such shares in a margin account or any other account that could cause the capital stock to be subject to a margin call or otherwise be available as collateral for a margin loan.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of our directors, certain officers, and each beneficial owner of more than 10% of our common stock, to file with the SEC an initial report of the person’s beneficial ownership of our equity securities and subsequent reports regarding changes in ownership. These directors, officers, and greater than 10% shareholders are required to furnish us with copies of all Section 16(a) forms and certain other forms that they file. Based on reports filed by and representations of our directors and officers, we believe that, except as described below, each of our directors and officers subject to Section 16(a) reporting requirements with respect to the Company satisfied all requirements during 2023.

In 2024 while confirming Section 16(a) beneficial ownership as of December 31, 2023, it was determined that Russell Echlov, a director of the Company, had inadvertently failed to report on Form 4 nine open market purchases of shares through a personal dividend reinvestment account with a brokerage firm. Upon recognition of the reporting error, Mr. Echlov reported his nine purchases of shares on Form 5 that was timely filed.

Director Stock Ownership Guidelines

The Board of Directors believes that it is appropriate and in the best interests of the Company and its shareholders for Board members to make and maintain a significant investment in the Company, so that their financial interests are aligned with the long-term interests of our shareholders. To foster director stock ownership, in February 2022 the Board adopted Director Stock Ownership Guidelines (the “Guidelines”).

Board members will be expected to maintain an investment in the Company’s common stock equal to a minimum of $100,000 of fair market value within three years of being first elected or appointed as a director (or within three years following Board adoption of the Guidelines, if later). The dollar amount of stock ownership may be adjusted from time to time by action of the Board. Directors must maintain free and clear ownership of all shares required to meet the applicable Guidelines. All shares deemed beneficially owned under SEC Rule 13d-3 are counted towards satisfaction of the Guidelines.

Once achieved, ownership of the Guidelines amount must be maintained for as long as the individual remains a director. Any subsequent reduction in market value will not necessitate a further investment to comply.

Until a director meets the minimum stock ownership amount, 100% of all cash compensation payable to the director for service to the Company or the Bank will be paid in the form of common stock valued as of the date of payment as permitted in accordance with the Company’s equity incentive plans. Until such a time, a director also is required to retain an amount equal to not less than 100% of the net shares received because of the exercise of Company stock options or the vesting of restricted stock awards. “Net shares” are those shares that remain after shares are sold or netted to pay the exercise price of stock options (if applicable).

The Guidelines are administered and interpreted by the Nominating Committee of the Board of Directors. The Guidelines may be waived for individual directors, at the Committee’s discretion, if compliance would create hardship or prevent a director from complying with a court order.

Director Attendance

The Board of Directors conducts its business through meetings of the board and through activities of its committees. During the year ended December 31, 2023, the Board of Directors met a total of 11 times, including regularly scheduled meetings and special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and meetings of the committees on which he or she served during the year ended December 31, 2023. The Board encourages, but does not require, directors to attend annual meetings of shareholders. All directors attended the virtual-only 2023 Annual Meeting of Shareholders.

Committees of the Board of Directors

We conduct business through meetings of our Board of Directors and its committees. The Board of Directors of the Company has established standing committees, including a Nominating Committee, a Compensation Committee and an Audit and Risk Committee. Each of these committees operates under a written charter, which governs its composition, responsibilities and operations. The table below sets forth the directors serving on each of the listed standing committees.

Nominating	Compensation	Audit and Risk
Elizabeth S. Bennett*	Terry M. Saeger*	Patsy I. Rust *

Rafael DeLeon	Elizabeth S. Bennett	Elizabeth S. Bennett

Russell Echlov	Russell Echlov	Rafael DeLeon

Darrell Green	Paul Thomas Haddock	Russell Echlov

Paul Thomas Haddock	Patsy I. Rust	Paul Thomas Haddock

Patsy I. Rust		Terry M. Saeger

Terry M. Saeger

*	Denotes committee chair.

Nominating Committee. The Nominating Committee met once during the fiscal year ended December 31, 2023. The Board of Directors has adopted a written Charter for the Nominating Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents. The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential Board nominees includes soliciting recommendations from directors and officers of the Company. Additionally, the Nominating Committee will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election. There is no difference in the way persons recommended by directors or officers versus persons recommended by shareholders in selecting Board nominees are evaluated.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Company may be made at a meeting of shareholders at which directors are to be elected only by or at the direction of the Board of Directors or by any shareholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made by timely notice in writing to the Company’s Corporate Secretary. For additional information, see “Shareholder Proposals.”

These requirements apply to all shareholder proposals and nominations, without regard to whether the proposals or nominations are required to be included in the Company’s proxy statement or form of proxy.

To be timely under the Bylaws, notice of a shareholder’s nomination or other business for the Annual Meeting must have been delivered to the Secretary of the Company at its principal executive offices not later than the close of business on the 120th calendar day prior to the first anniversary of May 17, 2023, the preceding year’s annual meeting date, or not later than January 18, 2024.

Compensation Committee. The Compensation Committee oversees the Company’s executive compensation and benefit policies and practices. The Committee met two times during the 2023 fiscal year. The Board of Directors has adopted a written Charter for the Compensation Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents.

The Compensation Committee is responsible for establishing the Company’s compensation philosophy, developing compensation guidelines, establishing (or recommending to the entire Board of Directors) the compensation of executive officers, and assessing any risks arising from its compensation policies and practices that may have an adverse effect on the Company. No executive officer participates with respect to decisions on his or her compensation. The Compensation Committee may retain, at its discretion, compensation consultants to assist it in making compensation related decisions.

In consultation with management, the Compensation Committee also oversees the Company’s compliance with applicable laws and regulations and Nasdaq listing standards governing compensation, including establishing, maintaining and administering policies for the recovery, or clawback, of erroneously awarded compensation, and, if necessary, recommending to the Board of Directors revisions or additions to such policies. For a description of the Company’s recently adopted Clawback Policy, see “Governance.”

The Compensation Committee’s goal is to determine appropriate compensation levels that will enable the Company to, among other things: attract, retain and motivate an experienced, competent executive management team; reward the executive management team for the enhancement of shareholder value based on our annual performance and the market price of our stock; provide compensation rewards that are adequately balanced between short-term and long-term performance goals; and maintain compensation levels that are competitive with other financial institutions, particularly those comparable in asset size and market area.

The Compensation Committee considers several factors in its decisions regarding executive compensation, including, but not limited to, the level of responsibility and performance of the individual executive officers and the overall performance of the Company. The Compensation Committee also considers the recommendations of the Chairman and Chief Executive Officer with respect to the compensation of executive officers and on matters of compensation philosophy, plan design and general guidelines for employee compensation. However, the Chairman and Chief Executive Officer does not vote on and is not present for any discussion of his own compensation.

Audit and Risk Committee. The Audit and Risk Committee has oversight responsibility for the quality and integrity of our financial statements. The Audit and Risk Committee meets privately with the independent registered public accounting firm, has authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the Audit and Risk Committee. The Audit and Risk Committee met four times during 2023.

The primary functions of the Audit and Risk Committee are to oversee: (i) the audit of the financial statements of the Company provided to the SEC, the shareholders, and the general public; (ii) the Company’s internal financial and accounting processes; and (iii) the internal audit process. Additionally, the Audit and Risk Committee has responsibilities with respect to: (i) complaints relating to accounting, internal accounting controls or auditing matters; (ii) authority to engage advisors; and (iii) funding as determined by the Audit and Risk Committee. The Audit and Risk Committee also monitors our compliance with legal and regulatory requirements.

The Audit and Risk Committee has adopted a policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm. The policy requires that all services to be provided by the independent registered public accounting firm, including audit services, and permitted audit-related and non-audit services, must be pre-approved by the Audit and Risk Committee. The Audit and Risk Committee pre-approved all audit and non-audit services provided by YHB during 2023. The Audit and Risk Committee will also pre-approve 2024 services to be provided by YHB.

The Board of Directors has adopted a written Charter for the Audit and Risk Committee that is available on the “Investor Relations” page of our website, ir.mstreetbank.com/corporate-overview/documents.

The Audit and Risk Committee is authorized to conduct an appropriate review of all related party transactions for potential conflict of interest situations to determine that the related party transaction is consistent with the best interests of the Company and our shareholders. The term “related party transaction” generally means a transaction, arrangement, or relationship (or any series of the same) in which we or our subsidiaries are or will be a participant and the amount involved exceeds $120,000, and in which the related party has or will have a direct or indirect interest. A related party generally means a director, nominee or executive officer of the Company, a person known to be the beneficial owner of more than 5% of our common stock, and any “immediate family member” of the foregoing persons (as defined by the SEC).

Audit Committee Financial Expert. The Board of Directors has determined that Russell Echlov is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K of the SEC. Mr. Echlov is considered an independent director under the rules of The Nasdaq Stock Market, including the specific independence requirements for audit committee members.

Shareholder Outreach and Communications

Shareholder outreach is an integral part of the Company’s investor relations philosophy, as shareholders provide us insight on a variety of topics. The Company’s management meets with investors throughout the year in various investor relations venues. In addition to discussing industry matters and the Company’s performance, investors provide feedback regarding the Company’s strategic direction.

Shareholders may communicate with the Board of Directors by writing the Company’s Corporate Secretary, Thomas J. Chmelik, at the following address: 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Our general policy is to forward, and not to intentionally screen, any mail received at our corporate office.

PROPOSAL ONE -

ELECTION OF DIRECTORS

The Board of Directors currently consists of 10 directors. Under the Company’s Restated Articles of Incorporation and Bylaws, the Board of Directors is divided into three groups (Group I, Group II and Group III) as nearly equal in number as possible. Except for director elections outside of the Annual Meeting, directors in only one group are elected each year, each for a three-year term. This year, three individuals have been nominated for election as directors of the Company for terms expiring at the 2027 Annual Meeting of Shareholders.

The Board of Directors is not aware of any immediate family relationship among any director, executive officer or person nominated to become a director; nor is the Board of Directors aware of any involvement of any director, executive officer or director nominee in any legal proceedings that would be material to an evaluation of the ability or integrity of any director, executive officer, or director nominee.

Each director nominee has consented to being named in this Proxy Statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The discussion below sets forth information regarding each director of the Company and each nominee for director, including his or her age, position on the Board and term of office. The Nominating Committee of the Board of Directors recommends nominees to the Board of Directors for election as directors. The three nominees currently serve as Company directors. All directors have served as directors of the Company since it was formed as the Bank’s holding company in July 2016, except for Mr. Brockett, who was elected a director of the Company in January 2018, Mr. Echlov, who was elected a director of the Company in December 2018, and Mr. DeLeon, who was elected a director of the Company in July 2021.

The Board of Directors recommends a vote “FOR” the nominees set forth below.

Nominees for Election

Charles C. Brockett, 60, has served as a director of the Company since January 2017, when he also became President of the Company and the Bank. In July 2020, Mr. Brockett retired as President and a director of the Bank. Effective March 31, 2022, Mr. Brockett retired as President of the Company. Mr. Brockett’s employment agreement with the Company terminated on December 31, 2021. Mr. Brockett continues to serve as a member of the Board of Directors of the Company.

Prior to joining the Company, Mr. Brockett was Executive Vice President, Director of Operations at Eagle Bank. Mr. Brockett held this position beginning in 2014 (following Eagle Bancorp’s completion of its acquisition of Virginia Heritage Bank) until May 2016. In this role, Mr. Brockett had direct oversight responsibility for all of the retail banking operations, deposit and loan operations, information technology, residential lending operations, marketing, customer service, and facilities. His tenure at Virginia Heritage Bank began in 2005 where he was one of the initial founders and worked throughout the entire initial capital raise, regulatory application, and ultimate opening. He served on the board of directors throughout the bank’s existence as well as Chief Financial Officer, and in 2010 assumed the role of Chief Operating Officer. At the time of its acquisition by Eagle Bancorp, Virginia Heritage Bank had grown to approximately $950 million in total assets with five branches.

From 1998 until 2005, Mr. Brockett was Managing Partner of Enterprise Financial Consulting, a Northern Virginia-based financial consulting firm which he founded in 1998. The firm specialized in the areas of accounting, finance and corporate governance such as compliance with the Sarbanes-Oxley Act of 2002. His clients included financial institutions, and technology and other middle market companies.

Summary of director qualifications for Mr. Brockett — Mr. Brockett has spent most of his career in banking, having started in 1980 with First Commercial Bank in Arlington, Virginia. He has held positions of increasing responsibility, including residential, consumer and commercial lending, credit management, compliance, enterprise risk management and accounting. In addition to banking, Mr. Brockett spent several years in public accounting/consulting specializing in areas such as internal controls over financial reporting. Mr. Brockett is a licensed Certified Public Accountant in the Commonwealth of Virginia. We believe that Mr. Brockett’s banking career and his knowledge of our banking market, along with his accounting expertise and his business relationships, directly benefit his role as a director of the Company and have proven to be beneficial for the Company and the Bank.

Thomas J. Chmelik, 61, has served as a director of the Bank since 2003. Mr. Chmelik is the Senior Executive Vice President and Chief Financial Officer of the Company and the Bank and joined the Bank in April 2003. He also serves as Secretary of the Company and the Bank. From 1998 to 2002, he was the Chief Financial Officer and a director for Millennium Bancshares Corporation and Millennium Bank, N.A. Prior to that, he served as the Chief Financial Officer as part of a World Bank initiative during the restructuring of The National Bank of Commerce, the largest commercial bank in Tanzania, Africa, from 1995 to 1998. Mr. Chmelik was the Chief Financial Officer for Colombo Bank in Bethesda, Maryland from 1993 to 1995, and he was the Chief Financial Officer for Franklin National Bank of Washington, D.C. from 1989 to 1993. Mr. Chmelik has a B.A. in accounting from Belmont Abbey College.

Summary of director qualifications for Mr. Chmelik — Mr. Chmelik is a co-founder and organizer of the Bank and currently serves as Senior Executive Vice President, Chief Financial Officer and Secretary of the Company and the Bank. Mr. Chmelik has a long and established career working as a Chief Financial Officer in four Washington, D.C. metropolitan area community banks, as well as in Tanzania, Africa. Mr. Chmelik served on the Board of Directors and worked as part of the executive management team for another community bank. Mr. Chmelik consistently drives loan and deposit opportunities to the Bank. We believe Mr. Chmelik’s extensive experience as a chief financial officer, combined with his executive management and prior bank board experience, make him a strong contributor to the Board. In addition, Mr. Chmelik focuses on corporate governance.

Patsy I. Rust, 82, has served as a director of the Bank since 2008. She was a Senior Vice President with the Bank from its inception until her retirement in September 2008. Prior to joining the Bank, Ms. Rust was involved in business development and management at Millennium Bank, N.A., BB&T, F&M Bank and Bank of the Potomac. Ms. Rust was also a founder and organizer for Bank of the Potomac, where she was responsible for personnel, facilities, marketing, operations, and branch management. Ms. Rust has completed continuing education through the American Institute of Banking, the Virginia Bankers Association, and the University of Virginia. Ms. Rust has been involved over the past 41 years in numerous civic and charitable organizations in Herndon, Virginia. She was the chairman of the first Herndon Centennial Celebration, Chairman of the Dranesville District Republican Party, received the Woman of the Year award from the Business and Professional Woman’s Club, organized and chaired Sister Cities International of Herndon and has held offices of President and Treasurer in other organizations.

Summary of director qualifications for Ms. Rust – Ms. Rust is a founding shareholder and organizer of the Bank. She joined the Board of the Bank in 2008 and currently serves as Chair of the Audit and Risk Committee. Prior to retiring from a 30-year banking career in the Northern Virginia market, Ms. Rust was a major contributing organizer of two de novo community banks and opened and managed two bank branches. Ms. Rust completed ongoing educational banking courses throughout her career. Ms. Rust was also the owner of a retail business prior to her banking career. Ms. Rust has been a civic leader in the community and has been active in local charities. We believe Ms. Rust brings a very strong knowledge of banking operations, administration and financial matters to the Board, which is very important as the Bank continues to grow. Additionally, Ms. Rust brings a very strong banking product and service knowledge, which aids the Bank in shaping its strategic direction. Ms. Rust continues to bring business opportunities to the Bank and is very active in networking with the Company’s employees.

Incumbent Directors Serving for Terms Expiring in 2025

Elizabeth S. Bennett, 69, has served as a director of the Bank since 2012. Ms. Bennett retired in April 2022. From 2008 until April 2022, she was owner and chief financial officer of National Realty Partners LLC, a property and financial management company of common interest community associations. Her business involved maintaining and managing the financial operations for over 100 associations as a fiduciary. She started her career an auditor with Arthur Andersen LLP, eventually moving to the financial consulting arm of the company. After that, she went to Coopers & Lybrand on a project to re-design a client’s financial accounting system. She was one of the first women accepted at The College of the Holy Cross in Worcester, Massachusetts, receiving degrees in economics and accounting.

Ms. Bennett has served her industry as a volunteer throughout her career. She served as one of two volunteer founders for the Herndon Community Association Coalition (“HCAC”). In addition to her work with the HCAC, Ms. Bennett was involved with the Community Associations Institute. She was a frequent speaker on the Fairfax County Cable TV program, “Your Community, Your Call”, wrote for various industry publications and tought programs to community leaders and professionals in the industry.

Summary of director qualifications for Ms. Bennett – Ms. Bennett was an organizing shareholder of the Bank and joined the Board of the Bank in 2012. Ms. Bennett has been a supporter of the Bank since it opened its doors in 2004. Ms. Bennett’s past employment in finance and accounting, along with her degrees. Ms. Bennett provided financial management services to commercial and residential associations in the Commonwealth of Virginia and the District of Columbia for the past 31 years. We believe that the Board benefits from Ms. Bennett’s strong background in accounting and financial management, her exceptional leadership skills as well as her experience as a co-chair for the Washington D.C. chapter’s education committee.

Rafael E. DeLeon, 60, has served as a director of the Company and the Bank since July 2021. Mr. DeLeon serves as Senior Vice President of Industry Engagement for Ncontracts LLC, a provider of integrated risk management and lending compliance solutions for the financial services industry since June 2021. Mr. DeLeon oversees that company’s regulatory outreach efforts and advises customers regarding regulatory compliance matters. Mr. DeLeon served for over three decades with the Office of the Comptroller of the Currency (the “OCC”). He joined the OCC in 1989 as an assistant national bank examiner and was commissioned as a national bank examiner in 1995. Mr. DeLeon retired from the OCC in April 2021, most recently serving as Director for Banking Relations, a role in which he directed the agency’s outreach to commercial banks and was its representative to industry trade associations. Among his responsibilities, he led and instructed OCC workshops for community bank directors and represented the agency to the financial services industry at events around the country.

Summary of director qualifications for Mr. DeLeon – Mr. DeLeon brings his extensive experience at the OCC in finance, regulatory compliance, and risk management to our Board. His responsibilities with the OCC, as well as his current position, provide him with insight regarding new and changing regulatory and financial perspectives which will be beneficial to our Board.

Russell Echlov, 49, has served as a director of the Company and the Bank since December 2018. Since October 2020, Mr. Echlov has served as a Partner/Founder of Ledyard Capital, an asset management business focused on the financial services industry. Mr. Echlov was previously a Senior Portfolio Manager of RMB Capital Management LLC for

Mendon Capital Strategy (Community Banking Strategy) from 2014 to 2020. Mr. Echlov started his career as an associate at Mendon Capital Advisors Corp in 1997 and worked closely with founder Anton Schutz. In 2001, Mr. Echlov left to gain experience with various investment strategies and worked with firms such as Keefe, Bruyette & Woods, FrontPoint Stadia, Columbia Financial Partners and Spring Hill Capital Partners, LLC. In 2017, Mr. Echlov returned to Mendon Capital Advisors who teamed up with RMB Capital to manage a financial services-focused US equity strategy. Mr. Echlov earned his bachelor’s degree in Modified Economics and Geography from Dartmouth College. Since 2020 Mr. Echlov has served as a director of InsCorp, Inc. and its subsidiary, INSBANK, a community bank in Tennessee. Mr. Echlov served as a director of Independence Bancshares, Inc. from 2015 until 2018.

Summary of director qualifications for Mr. Echlov – Mr. Echlov brings vast financial services industry knowledge. Mr. Echlov’s extensive background in analyzing investment opportunities and following performance across the financial industry for over 25 years has provided him with a strong depth of industry knowledge. He has experience in financial statements, credit, alco, and operational risk, corporate governance, and technology. In addition, the Board has determined that Mr. Echlov is an audit committee financial expert as defined by the SEC.

Darrell Green, 64, has served as a director of the Bank since 2013. Since 2016, Mr. Green has served as an Associate Director of Athletics at George Mason University. In this position he is engaged in multiple roles, including identifying potential development partners, assisting in external media, and marketing for the Athletic Department, and providing student athletic development through a custom program to establish workforce relationships.

In 2003, Mr. Green established Darrell Green Enterprises, Inc., a marketing company that facilitates opportunities for Mr. Green and other athletes. After 20 years with the Washington Redskins (now Commanders), which included seven Pro-Bowl appearances, four NFL Fastest Man Competition titles and three Super Bowls, he became a first ballot inductee into the Pro Football Hall of Fame, Class of 2008, and was officially inducted on August 2, 2008.

Mr. Green has received many awards for his accomplishments both on and off the field. He is the founder of the Darrell Green Youth Life Foundation (“DGYLF”), which opens and operates the Darrell Green Youth Life Learning Centers throughout the Washington, D.C. community. The Darrell Green Business Council for Youth was established to bring together business leaders and utilize their expertise in support of DGYLF programs. He has served as a board member for the Baltimore-Washington 2012 Olympic Bid, NFL/NFLPA September 11th Relief Fund, and the Loudoun Education Foundation. Mr. Green completed his Bachelor of Science degree in general studies and social science at St. Paul’s College in Lawrenceville, Virginia. In 1999, Marymount University recognized Mr. Green for his humanitarian endeavors and conferred upon him an honorary Doctorate of Humane Letters degree. In 2002, George Washington University and St. Paul’s College awarded Mr. Green his second and third honorary Doctorate of Humane Letters degrees. He has received several awards, including the NFL’s most prestigious Man of the Year award in 1996.

Summary of director qualifications for Mr. Green – Mr. Green was an organizing director and organizing shareholder of the Bank. Mr. Green left the Board shortly after the Bank opened in 2004 for personal reasons and re-joined the Board in April 2013. Mr. Green has been an avid and vocal supporter of the Bank since it opened its doors in 2004. Mr. Green is an established business and community leader – having been involved with successful businesses as well as humanitarian endeavors. We believe that the Board benefits from Mr. Green’s exceptional ethics and community leadership skills and his strong business and marketing skills.

Incumbent Directors Serving For Terms Expiring in 2026

Jeff W. Dick, 63, has served as a director of the Bank since 2003. Mr. Dick joined the Bank in 2003 and has served as the Chief Executive Officer of the Bank since its inception. Mr. Dick also served as President of the Company and the Bank until January 2017 when Mr. Brockett joined the organization and reassumed the position of Company President upon Mr. Brockett’s retirement in March 2022. From 1999 until January 2003, he served in various positions at Millennium Bank, N.A., including Executive Vice President and as a member of the board of directors. Prior to this, Mr. Dick was an advisor to the Bank of England and Financial Services Authority from 1996 to 1999. Mr. Dick began his banking career with the Office of the Comptroller of the Currency in 1983 as a Field Examiner, and he became a Field Manager in Washington, D.C. in 1993. Mr. Dick served on the boards of ICBA Services and ICBA Bancard. He is a Past Chairman and currently a director of the Virginia Association of Community Banks. Mr. Dick was a member of the Federal Reserve Bank of Richmond Payments Advisory Council, The Clearing House Real Time Payments Advisory Committee, and the Federal Delegates Board of the Independent Community Bankers of America. He has a Diploma from the Imperial College London in Management and a B.S.B.A. in both accounting and management from the University of North Dakota. Mr. Dick earned his Executive M.B.A. (with distinction) from the University of London Imperial College of Science, Technology and Medicine.

Summary of director qualifications for Mr. Dick – Mr. Dick is a co-founder and organizer of the Bank. Mr. Dick has served as Chief Executive Officer of the Bank and the Company since their inception. He became the Chairman of the Board and Chair of the Executive Committee of the Bank in 2009 and also serves as Chairman of the Board of the Company. In his role as an advisor to the Bank of England, he assisted in their efforts to modernize their risk-based approach to banking supervision. Mr. Dick gained valuable banking knowledge through his service as a director, Chief Lending Officer, and Executive Vice President of another community bank. We believe that Mr. Dick’s careers in domestic and international risk-based banking supervision and in community banking, along with his education, have directly benefited his roles as Chairman of the Board, President and Chief Executive Officer. In addition, Mr. Dick’s business background in the local community, as well as his involvement in civic organizations, has provided him with a strong depth of business contacts which continues to prove to be beneficial for the Bank.

Paul Thomas Haddock, 84, has served as a director of the Bank since 2003. Mr. Haddock is currently the President of Azure, Inc., a privately held company which he formed in 1984 to assist up-and-coming entrepreneurs and small businesses in developing and implementing effective business models. From 1981 to 1999, he created and managed Vacation Places, a commercial real estate and vacation property management company. Prior to 1981, he was involved in high-tech engineering pursuits at Westinghouse Electric Corporation in Baltimore, Maryland, and Scope Inc., in Reston, Virginia. He was employed as an engineer by Westinghouse from 1958 to 1965 working on radar systems and satellites, and he was employed in various engineering and managerial positions at Scope Inc. from 1965 to 1981. Since 1983, Mr. Haddock has served on the boards of directors for seven property associations located in Maryland, Florida and Virginia. He is currently President of the Stuart Professional Village in Herndon, Virginia, Vice President of the Grant Business Center in Herndon, Virginia, and Director at Dulles Crossroads Condominium Association in Herndon, Virginia. He received his B.S. in Electrical Engineering at Johns Hopkins University in 1963. He subsequently received his B.S. in Industrial Engineering in 1964 and a master’s in liberal arts degree in 1967 also from Johns Hopkins University.

Summary of director qualifications for Mr. Haddock – Mr. Haddock is a founding director of the Bank. Mr. Haddock also serves as Chair of the Loan Committee. Throughout his career, he has invested in land, commercial and residential real estate in the Washington, D.C. metropolitan area. His ownership of real estate has involved considerable risk analysis and the establishment of a measured risk tolerance. Mr. Haddock has counseled countless entrepreneurs and small business owners over the years to solve problems in many different types of industries. Additionally, he became a trained professional mediator in 1991, and was actively involved in resolving business disputes of all kinds until 2008. We believe that Mr. Haddock’s significant depth of knowledge of the real estate industry has proven to be very beneficial to the Board. In addition, his accumulated knowledge of purchasing, financing, developing, managing, and maintaining real properties has proven invaluable to the Loan Committee. Mr. Haddock’s work with small business development and dispute resolution has provided him with an ability to solve problems and search for resolutions. Mr. Haddock dedicates significant time and energy to the Board and continues to drive business opportunities to the lending and deposit-gathering staff.

Terry M. Saeger, 62, has served as a director of the Bank since 2011. Mr. Saeger has served as President of The Saeger Group, LLC, a business strategy and consultancy, since 2005. He previously served as Chief Executive Officer for Conservation Solutions, Inc., a conservator of art, architecture and artifacts, from 2016 to 2017. Throughout his career, Mr. Saeger has been a Senior Vice President of Sales, Marketing, Product Management and Business Development at Volt Delta Resources, LLC, a division of NewNet Communications. Mr. Saeger also served in various positions at Convergys Corporation, including Vice President for Client Business Development, Sales, Sales and Marketing, and National Accounts, and at West Tele Services Corporation, AT&T and Coors Porcelain Company. Mr. Saeger has a B.S. in Industrial Engineering and Management from North Dakota State University and did post-graduate studies in Computer Integrated Manufacturing at Brigham Young University.

Summary of director qualifications for Mr. Saeger – Mr. Saeger joined the Board of the Bank in 2011 and currently serves as the Vice Chair and Lead Independent Director. He also serves as the Chair of the Information Technology Committee of the Bank and the Compensation Committee of the Bank and the Compensation Committee of the Company. Mr. Saeger is a member of the National Association of Corporate Directors (NACD) with a Certificate in Cyber-Risk Oversight for Directors from NACD/Ridge Global/Carnegie Mellon University’s CERT Software Engineering Institute. Mr. Saeger has over 25 years of experience in technology, intellectual property, sales and management and is focused on building relationships to drive revenues, reduce costs and improve processes to deliver value. He emphasizes integrity and open communication and brings to the Board a wealth of experience in organizational structure, planning and forecasting. As our Lead Independent Director, Mr. Saeger’s responsibilities include working with the Chairman to set agendas for Board meetings and chairing meetings of the Board’s independent directors.

Executive Officer Who Is Not a Company Director

In July 2020, the Board of Directors of the Bank appointed Abdul Hersiburane, 60, to serve as President and a director of the Bank. Mr. Hersiburane was elected as a Bank director to fill the vacancy resulting from Mr., Brockett’s resignation. In 1984, Mr. Hersiburane began his banking career in Somalia. He moved to the United States in 1995. Mr. Hersiburane worked as a Senior Financial Specialist and Financial Advisor with First Union Bank/Wachovia Bank from 1996 to 2006. He joined the Bank in 2007 as a Business Banker and became head of Business Banking in 2015.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

For purposes of the following tables, beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which, in general, a person is deemed to be the beneficial owner of a security if he or she has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he or she has the right to acquire beneficial ownership of the security within 60 days of the record date. Except as otherwise noted, the nature of beneficial ownership for shares reported in this table is sole voting and investment power.

We have based our calculations of the percentage on [•] shares of the Company’s common stock outstanding on March 28, 2024, the record date. As of that date, there were no options held by any of the directors, director nominees or named executive officers.

The following table sets forth information regarding beneficial ownership, as of March 31, 2023, of the Company’s common stock by:

•	Each director and director nominee of the Company,

•	each named executive officer of the Company, and

all current directors, director nominees and executive officers of the Company as a group.

Name	Amount and Nature of Beneficial Ownership (1) (2)	Percentage of Common Stock Outstanding
Elizabeth S. Bennett	13,542	*
Charles C. Brockett	118,052	—%
Thomas J. Chmelik	157,832	—%
Rafael DeLeon	7,148	*
Jeff W. Dick	244,493	—%
Russell Echlov	4,510	*
Darrell Green	28,164	*
Paul Thomas Haddock	17,160	*
Patsy I. Rust	23,938	*
Terry M. Saeger	38,384	*
Abdul Herisburane	45,973	*
Directors and executive officers as a group (11) persons)	699,196	—%

*	Percentage of ownership is less than 1% of the Company’s outstanding shares of common stock.

(1)

Includes directors’ vested stock awards. See “Director Compensation.” Also includes shares held directly, as well as shares held in retirement accounts, in a fiduciary capacity, by certain of the individual’s family members, or by trusts of which the individual is a trustee and with respect to which shares the individual may be deemed to have sole or shared voting and/or investment power, and shares under a power of attorney.

(footnotes continued on following page)

(2)	Includes unvested restricted shares that may be voted by the following persons:

Name	Amount
Elizabeth S. Bennett	—
Charles C. Brockett	—
Thomas J. Chmelik	22,131
Jeff W. Dick	36,762
Russell Echlov	—
Darrell Green	—
Paul Thomas Haddock	—
Patsy I. Rust	—
Terry M. Saeger	—
Abdul Herisburane	13,297

The following table sets forth certain information as to those persons who were believed to be beneficial owners of 5% or more of the Company’s outstanding shares of common stock.

Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares of Common Stock Outstanding as of Record Date
The Banc Funds Company, L.L.C.(1) 150 South Wacker Drive Suite 2725 Chicago, IL 60606	606,371	8.1%
AllianceBerstein L.P.(2) 501 Commerce Street Nashville, TN 37203	560,196	7.4%
Wellington Management Group LLP(3) 280 Congress St. Boston, MA 02210	549,653	7.3%
Black Rock, Inc.(4) 50 Hudson Yards New York, NY 10001	375,779	4.99%

(1)

A statement on Schedule 13G/A was filed jointly with the SEC on February 9, 2024, by Banc Fund IX L.P. (“BF IX”), Banc Fund X L.P. (“BF X”), and TBFC Financial Technologies Fund L.P. (collectively, the “Reporting Persons”). The general partner of BF IX is MidBan IX L.P. (“MidBan IX”). The general partner of BF X is MidBan X L.P. (“MidBan X”). The general partner of TBFC Financial Technologies Fund L.P. is MidBan XI L.P. (“MidBan XI”). The general partner of MidBan IX, MidBan X, and MidBan XI is The Banc Funds Company, L.L.C. (“TBFC”). TBFC’s principal shareholder is Charles J. Moore. Mr. Moore is the manager of BF IX, BF X and TBFC Financial Technologies Fund L.P. As manager, Mr. Moore has voting and dispositive power over the securities of the Company held by each of those entities. As the controlling member of TBFC, Mr. Moore will control TBFC, and therefore each of the Partnership entities is directly and indirectly controlled by TBFC. The Reporting Persons reported that, as of December 29, 2023, they held aggregate sole voting and dispositive power with respect to 606,371 shares, as follows: BF IX – 360,672 shares; BF X – 245,699 shares; and TBFC Financial Technologies Fund L.P. – 0 shares.

(2)

Based on information in Schedule 13G filed with the SEC by AllianceBernstein LP (“Alliance”) on February 14, 2024, reporting ownership of these shares as of December 31, 2023. According to the Schedule 13G, Alliance reported that, as of December 31, 2023, it had sole voting and dispositive power with respect to 560,196 shares of our common stock. Alliance is a majority owned subsidiary of Equitable Holdings, Inc. (“EQH”). Alliance operates under independent management and makes independent decisions from EQH and its respective subsidiaries, and EQH calculates and reports beneficial ownership separately from Alliance pursuant to guidance provided by the SEC.

(footnotes continued on next page)

(3)

A statement on Schedule 13G was filed jointly with the SEC on February 8, 2024, by Wellington Management Group LLP (“Wellington”), as parent holding company of certain holding companies and the Wellington Investment Advisers, reporting ownership of these shares as of December 29, 2023. The securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holding LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington. According to the Schedule 13G, Wellington reported that, as of December 29, 2023, it had shared voting and dispositive power with respect to 549,653 shares of our common stock.

(4)

Based on information in Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 7, 2024, reporting these shares, as of December 31, 2023, BlackRock, Inc. had sole voting power with respect to 368,236 shares and sole dispositive power with respect to 375,779 shares of our common stock.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning compensation for 2023 and 2022 awarded to, earned by, or paid to Jeff W. Dick, Chairman, President and Chief Executive Officer, Thomas J. Chmelik, Senior Executive Vice President and Chief Financial Officer and Abdul Hersiburane, Bank President. Messrs. Dick, Chmelik and Hersiburane received perquisites and other personal benefits in addition to other compensation during the periods stated. The aggregate amounts of these perquisites and other personal benefits for each individual, however, did not exceed $10,000 and, therefore, have been omitted.

Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion(3) ($)	Total ($)
Jeff W. Dick	2023	$665,712	$443,750	$443,750	$—	$—	$—	$29,439	$1,582,651
Chairman, President & Chief Executive Officer	2022	$614,042	$337,700	$337,700	$—	$—	$—	$20,639	$1,310,081
Thomas J. Chmelik	2023	$357,971	$—	$281,250	$—	$—	$—	$24,416	$663,367
Senior Executive Vice President, Chief Financial Officer and Secretary	2022	$338,104	$—	$236,670	$—	$—	$—	$16,955	$591,729
Abdul Hersiburane	2023	$370,741	$151,875	$151,875	$—	$—	$—	$21,574	$696,065
Bank President	2022	$329,560	$110,250	$110,250	$—	$—	$—	$15,775	$565,835

(1)

The Company’s executive compensation program consists of both fixed base salaries and discretionary bonuses in the form of cash payments and restricted stock awards under the 2019 Equity Incentive Plan. Allocation of the cash payments and restricted stock awards is determined by the award recipients, provided that the cash payments may not be more than 50 percent of each total award. For additional information see “—2019 Equity Incentive Plan” below.

(footnotes continued on following page)

(2)

Restricted stock awards as follows: Mr. Dick – $443,750 (20,385 shares) for 2023 and $337,700 (12,684 shares) for 2022; Mr. Chmelik — $281,250 (12,933 shares) for 2023 and $236,670 (8,900 shares) for 2022; and Mr. Hersiburane — $151,875 (6,984 shares) for 2023 and $110,250 (4,141 shares) for 2022. Reflects aggregate grant date fair value of stock awards based upon the stock price on the date of the award in accordance with FASB ASC Topic 718. The restricted stock awards vest one-third after one year and one-third annually thereafter during periods of continued service by the award recipients until the awards are fully earned. The awards vest immediately upon a change in control transaction.

(3)	Consists of matching contributions under the Retirement) Plan and dividends received on restricted stock awards.

The table below includes information with respect to all unvested restricted stock awards held by the named executive officers at December 31, 2023.

Outstanding Equity Awards at Fiscal 2023 Year-End

Name	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expira- tion Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Jeff W. Dick	—	—	—	$—	—	—	$—	32,347	$802,529
Thomas J. Chmelik	—	—	—	$—	—	—	$—	19,114	$474,218
Abdul Hersiburane	—	—	—	$—	—	—	$—	12,686	$314,740

(1)	Reflects current ownership of shares of restricted stock granted in 2021, 2022 and 2023, each of which vests in equal increments over a period of three years from the date of grant.
(2)

The amounts in this column represent the fair market value of the restricted stock as of December 31, 2023, based on the closing market price of the Company’s common stock on that date, which was $24.81 per share.

CEO Pay Ratio

We are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Jeff W. Dick, our Chairman, President and Chief Executive Officer.

For fiscal year 2023, the Company’s last completed fiscal year:

•	the median of the annual total compensation of all employees at the Company (other than CEO Jeff W. Dick), was $111,432, and

•	the annual total compensation of Jeff W. Dick, our CEO, was $1,582,651.

Based on this information, the ratio for 2023 of the annual total compensation of our CEO to the median of the annual total compensation of all employees is approximately 14.2 to 1. With respect to the annual total compensation of our CEO, the Company used the amount reported in the “Total” column of the 2023 Summary Compensation Table.

The pay ratio reported above is an estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median-compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employees and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

Employment Agreements

The Bank has entered into employment agreements with Jeff W. Dick, Thomas J. Chmelik and Abdul Hersiburane to secure their services in the highly competitive financial institution industry. The agreements are intended to balance each executive’s goals relative to the interests of the Company and its shareholders.

Term. Mr. Dick’s agreement provides for his employment as Chief Executive Officer of the Company, Mr. Chmelik’s agreement provides for his employment as Executive Vice President and Chief Financial Officer of the Company, and Mr. Hersiburane’s agreement provides for his employment as President of the Bank. Each agreement is for a term of two years and will automatically renew for successive two-year terms unless sooner terminated or not extended.

Compensation. Under the agreements, Messrs. Dick, Chmelik and Hersiburane are entitled to current base salaries of $665,712, $357,971 and $370,741, respectively, subject to annual reviews and increases based on each individual’s performance during the preceding year and other relevant factors. Messrs. Dick, Chmelik and Hersiburane are eligible to receive either an annual cash bonus in an amount, if any, determined by the Board of Directors in its discretion or an annual performance-based incentive bonus under the Executive Incentive Plan, or any successor plan.

Messrs. Dick, Chmelik and Hersiburane also are entitled to participate in all employee benefit plans and programs available to other executives and in medical (including hospitalization), dental, life and disability plans to the extent offered by the Bank for other senior officers. The Bank is also required to maintain a group term insurance policy on the life of each of Messrs. Dick and Chmelik in an amount equal to two times his base salary under the Virginia Bankers Association group term life insurance program.

Clawback. In each agreement, the executive agrees that any incentive compensation (as determined by the Bank) that the executive receives is subject to repayment, or a “clawback,” to the Bank as required by federal law and on such basis as the Bank determines. Each agreement is subject to the Company’s recently adopted Clawback Policy. See “Governance.”

Section 409A. It is the intent of the parties that payments and benefits under the agreements comply with Section 409A of the Internal Revenue Code. The agreements will be construed in a manner consistent with the requirements for avoiding taxes or penalties under that Section.

Company Guaranty. Notwithstanding anything in the agreements to the contrary, the Company has guaranteed to make all payments of funds due and payable to each of Messrs. Dick and Chmelik as set forth in the agreements and to perform any and all financial obligations of the Bank set forth in the agreements to the extent that the Bank may fail to make such payments or perform such obligations. Any payments made by the Company shall be subject to and conditioned upon compliance with applicable federal law and regulations.

Potential Payments Upon Termination or Change of Control. Under their agreements, if Mr. Dick or Mr. Chmelik is terminated without cause or terminates his employment for good reason whether or not the termination is related to a change of control, then the executive will receive a lump sum payment equal to the greater of: the sum of his then current base salary for one year plus the average of any annual bonus payments during the three-year period ending on the date of termination; the sum of his then current base salary for the balance, if any, of the initial term of the agreement, plus the average of any annual bonus payments made to the executive during the three-year period ending on the date of termination; or 299% of his “annualized includible compensation for the base period” as defined in Internal Revenue Code Section 280G. In addition, all unvested equity awards previously received as compensation that have not been forfeited, exercised, or settled will immediately vest. All other benefits cease upon termination.

Under his agreement, if Mr. Hersiburane is terminated without cause or terminates his employment for good reason and not within one year following a change of control, he will receive a lump sum payment equal to the greater of: the sum of his then current base salary for one year plus the average of any annual bonus payments during the two-year period ending on the date of termination, or the sum of his then current base salary for the balance, if any, of the remaining term of the agreement plus the average of any annual bonus payments made during the two-year period ending on the date of termination. If the Bank terminates Mr. Hersiburane’s employment without cause or Mr. Hersiburane terminates his employment for good reason within one year following a change of control, subject to certain limitations, he will receive an amount equal to 299% of his “annualized includible compensation for the base period” in lieu of any other severance pay. All other benefits cease upon termination.

Under each agreement, upon termination for cause or termination other than for good reason, compensation and benefits will cease, provided that any accrued but unpaid compensation will be paid, including any accrued unpaid annual bonus, if any, which otherwise would have been payable to the executive through the date of termination.

Confidentiality; Covenants Not to Compete and Solicit. Each agreement contains provisions prohibiting Messrs. Dick, Chmelik and Hersiburane from using, disseminating, disclosing or publishing confidential information about customers, businesses and services of the Bank. Under the agreements, each of Messrs. Dick, Chmelik and Hersiburane has also agreed that during his employment and for a period of 12 months from and after the date he ceases to be employed by the Bank, he will not be employed by a competitive business within a 35-mile radius of any office operated by the Bank; solicit any depositors or other customers of the Bank to make deposits in or become customers of any other financial institution conducting a competitive business; or knowingly induce any individuals to terminate their employment with the Bank. If Mr. Dick, Mr. Chmelik or Mr. Herisiburane violates the confidentiality, non-compete or non-solicitation provisions of his agreement, then he will not be entitled to receive any additional post-termination compensation payable under his agreement, and none of Messrs. Dick or Chmelik’s outstanding unvested equity awards will be eligible for accelerated vesting. In addition, if the violation occurs within 12 months following the date of termination, the executive will be required to repay any post-termination compensation received by him under the agreement and all vested stock previously received as compensation, and any outstanding equity awards previously received as compensation will be forfeited.

Indemnification Agreements

In November 2022, the Company entered into an Indemnification Agreement between the Company and each of Messrs. Dick, Chmelik and Hersiburane (each, an “Indemnitee”). The Indemnification Agreement generally provides that the Company shall indemnify the Indemnitee to the fullest extent permitted by applicable law, subject to certain exceptions, against expenses, judgments, fines, and other amounts incurred by the Indemnitee in connection with any proceeding in which the Indemnitee is involved by reason of the Indemnitee’s service as an executive officer. The Indemnification Agreement requires the advancement of defense expenses, on terms and conditions set forth therein, subject to repayment of such expenses by the Indemnitee in the event the Indemnitee is ultimately determined to not be entitled to indemnification.

Equity Incentive Plan

The 2019 Equity Incentive Plan (the “2019 Plan”) provides that directors may elect to receive their annual Board compensation in the form of cash or in the form of common stock based upon the market value of such stock at the time of the award. Compensation under the 2019 Plan for the Company’s officers and other employees provides that bonus recipients may elect to receive their incentive bonus compensation in the form of cash or in the form of common stock based upon the market value of such stock at the time of the award. The actual number of shares necessary for compensation are not known and may vary based upon several factors, including future trading prices for common stock, the actual compensation for directors and the actual bonus awards for officers and employees.

The 2019 Plan also permits grants of stock options to Company directors, officers and employees. The Board does not have any current intention to grant any stock options under the 2019 Plan. However, the 2019 Plan provides the Board and the Compensation Committee with this additional flexibility if deemed appropriate in the future, subject to the limitations of the authorized total shares of common stock.

•

Available and Reserved Shares. The 2019 Plan provides for the reservation of up to 650,000 shares of common stock. As of March 28, 2024, 80,580 shares of common stock were available for future awards under the 2019 Plan. As of that date, awards for 336,117 shares of restricted stock were reserved for issuance upon vesting under the 2019 Plan.

•

Limits on Grants to Outside Directors. Total shares of common stock issuable to outside directors under the 2019 Plan shall not exceed 25% of the total shares authorized under the 2019 Plan in the aggregate. The maximum number of shares of common stock related to the award of non-qualified stock options and restricted stock awards in any calendar year to any individual outside director shall not exceed 3,000 shares of common stock in the aggregate.

•

Limits on Grants to Officers and Employees. Total shares of common stock issuable to officers and other employees under the 2019 Plan shall be reduced by the aggregate of shares of common stock issued to outside directors. The maximum number of shares of common stock issuable to any individual employee under the 2019 Plan shall not exceed 15% of the total shares of common stock authorized for issuance under the Plan in the aggregate, and the maximum number of shares of common stock related to the award of stock options (all of which may be granted as incentive stock options, non-qualified stock options or a combination of each) or restricted stock awards in any calendar year to any individual employee shall not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the fair market value of such common stock on such date.

•

Share Counting. The 2019 Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•

No Cash-Out or Repricing of Underwater Options. The 2019 Plan prohibits repricing of stock options, and there will not be any exchange of underwater stock options for cash or shares without shareholder approval.

•

Awards Subject to Clawback. Awards granted under the 2019 Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, because of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under any other policy adopted by the Company from time to time.

401(k) Retirement Plan

The Bank adopted a 401(k) defined contribution Retirement Plan in 2004, which is administered by Principal Investments. Participants have the right to contribute up to a maximum of 15% of pretax annual compensation or the maximum allowed by the Internal Revenue Code, whichever is less. The Bank began making a matching contribution to the Retirement Plan on January 1, 2010. The Bank matches dollar for dollar up to 5% of the employee’s contribution. The total amounts of the Bank match during 2023 and 2022 were $901,514 and $616,721, respectively. The named executive officers are eligible to participate in the Retirement Plan just like any other employee.

DIRECTOR COMPENSATION

During 2023, each non-employee director received Board fees in cash, common stock, or a combination of both at the director’s election. Compensation in 2023 for directors Dick and Chmelik for their service as executive officers is set forth in the Summary Compensation Table.

Director Summary Compensation Table

The following table sets forth the compensation paid to our non-employee directors for the fiscal year ended December 31, 2023.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards	All Other Compensation		Total
Elizabeth S. Bennett	$51,000	$15,018	—	—		$66,018
Charles C. Brockett	$51,000	$15,011				$66,011
Rafael DeLeon	—	$63,030	—	—		$63,030
Russell Echlov	$66,000	—	—	—		$66,000
Darrell Green	—	$66,040	—	$40,800	(2)	$106,840
Paul Thomas Haddock	$66,000	—	—	—		$66,000
Patsy I. Rust	$25,500	$40,529	—	—		$66,029
Terry M. Saeger	$122,000	—	—	—		$122,000

(1)

In lieu of cash fees, non-employee directors may elect to receive an equivalent value of equity in restricted stock awards under the 2019 Equity Incentive Plan. Reflects aggregate grant date fair value of restricted stock awards received in lieu of cash based upon the stock price on the date of grant in accordance with FASB ASC Topic 718.

(2)	Payments for marketing services to the Bank.

PROPOSAL TWO -

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, subject to shareholder ratification at the Annual Meeting. YHB also served as independent auditor for the fiscal year ended December 31, 2023. If the appointment of YHB is not ratified by shareholders at the Annual Meeting, the Audit Committee will consider making a change in the independent registered public accounting firm for 2024.

Representatives of YHB are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to any appropriate questions.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Shareholder ratification of the selection of YHB as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, the Audit Committee is submitting the selection of YHB to our shareholders for ratification as a matter of good corporate practice. In the event shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and the shareholders’ best interests.

As to ratification of the independent registered public accounting firm, the proxy card being furnished by the Board of Directors enables a shareholder to vote “FOR” the proposal; vote “AGAINST” the proposal; or “ABSTAIN” from voting on the proposal. Ratification of the independent public accounting firm must be approved by the affirmative vote of a majority of the shares voted at the Annual Meeting, without regard to broker non-votes or proxies marked “ABSTAIN.”

Audit Fees and Other Matters

The following table presents the fees for professional audit services rendered by YHB for the audit of the Company’s annual financial statements for the years ended December 31, 2023, and 2022, and fees billed for other services rendered by YHB during those periods. All such audit and non-audit services were pre-approved by the Audit Committee, which concluded that the provision of such services by YHB was compatible with the maintenance of that firm’s independence in the conduct of their auditing functions.

Fee Category	Fiscal Year 2023	% of Total	Fiscal Year 2022	% of Total
Audit Fees	$222,250	87%	$180,350	86%
Audit-Related Fees	$33,500	13%	$29,500	14%
Tax Fees	$—	0%	$—	0%

Total Fees	$255,750	100%	$209,850	100%

YHB did not provide any services related to the financial information systems design and implementation to the Company or the Bank during 2023 and 2022.

Audit Fees. Audit fees consisted of audit and review services, consents, and review of documents filed with the SEC.

Audit-Related Fees. Audit-related fees for 2023 and 2022 consisted of pre-approved consultation concerning financial accounting and reporting standards and performing Housing and Urban Development (HUD) and Retirement Plan audits.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of YHB. The Audit Committee is authorized to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the service or category of services and is generally subject to a specific budget. The independent accountants and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent accountants in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether these services are consistent with the auditors’ independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company, and whether the service could enhance the Company’s ability to manage or control risk or improve audit quality. For 2023 and 2022, non-audit services included only those services described above. All these services and related fees were approved in advance by the Audit Committee.

AUDIT AND RISK COMMITTEE REPORT

The Audit and Risk Committee has issued a report that states as follows:

•	We have reviewed and discussed with management our audited consolidated financial statements for the year ended December 31, 2023,

•

We have discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board, and

•

We received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit and Risk Committee concerning independence and have discussed with the independent registered public accounting firm their independence from us.

Based on the review and discussions referred to above, the Audit and Risk Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that MainStreet Bancshares, Inc. specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

This report has been provided by the Audit and Risk Committee:

Patsy I. Rust (Chair)

Elizabeth S. Bennett

Rafael DeLeon

Russell Echlov

Paul Thomas Haddock

Terry M. Saeger

PROPOSAL THREE -

APPROVAL OF THE 2024 AMENDMENT TO THE

MAINSTREET BANCSHARES, INC.

2019 EQUITY INCENTIVE PLAN

The Board of Directors has approved, subject to shareholder approval, the 2024 Amendment (“2024 Amendment”) to the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan provides selected officers, other employees and outside directors of the Company and any subsidiary with additional incentives to promote our growth and performance. The Board of Directors of the Company believes that approval of the 2024 Amendment is in the best interests of the Company and its shareholders as such Plan amendment will provide the Company with an additional 500,000 shares of Company common stock to be used to further retain and reward and, to the extent necessary, attract and incentivize our officers, other employees and outside directors to promote growth, improve performance and further align their interests with those of the Company’s shareholders through the opportunity to own additional shares of common stock .

Why We Are Seeking Approval of the 2024 Amendment to the 2019 Equity Incentive Plan

The 2024 Amendment to the 2019 Plan provides for the reservation and future award and issuance of an additional 500,000 shares of Company common stock in accordance with the 2019 Plan’s terms and conditions. The 2019 Plan currently provides for the reservation of 650,000 shares of common stock of which all but 80,580 shares have been previously awarded in lieu of cash compensation to outside directors and in lieu of cash bonuses to officers and other employees. Upon approval of the 2024 Amendment, the unawarded pool of shares under the 2019 Plan will increase by 500,000 shares of common stock (approximately 6.6% of shares of common stock currently outstanding) to a Plan reserve of 580,580 shares available for future awards.

The Company’s directors may elect to receive their annual Board compensation in the form of cash or in the form of restricted shares of common stock based upon the market value of such stock at the time of the award. The restricted shares vest evenly over a three-year period.

The Company’s officers and other employees who are bonus recipients of an amount greater than $20,000 receive one-half of their bonus in cash and one-half of their bonus in the form of restricted shares of common stock based upon the market value of such stock at the time of the award. The restricted shares vest evenly over a three-year period. Officers and other employees may elect to receive more than one-half of their incentive bonus compensation in the form of restricted shares of common stock based upon the market value of such stock at the time of the award. The actual number of shares necessary for compensation of directors, officers and other employees is not known and may vary based upon several factors, including the future trading price for the common stock, future compensation for directors and future bonus awards for officers and other employees.

In addition, the 2019 Plan permits the awards of stock options to Company directors, officers and other employees. Since the implementation of the 2019 Plan as of July 17, 2019, the Compensation Committee and the Board of Directors have not awarded any stock options, and the Board does not have any current intention to award any future stock options under the Plan. However, the 2019 Plan provides the Board and the Compensation Committee with this additional flexibility if deemed appropriate in the future, subject to the limitation of the total shares of common stock reserved under the 2019 Plan.

The Board of Directors is seeking shareholder approval of the 2024 Amendment to the 2019 Plan to increase the total number of shares of common stock of the Company authorized for issuance under the 2019 Plan by an additional 500,000 shares. The 2019 Plan, as previously approved by shareholders, reserves a total of 650,000 shares of common stock for issuance pursuant to stock options and restricted stock awards, of which 80,580 shares remain available absent approval of the 2024 Amendment.

The 2024 Amendment was adopted by the Board following a review of future projected Plan awards given the anticipated growth of the Company and to ensure the Company’s ability to retain current and attract future officers, other employees and outside directors. The Board believes that the proposed 2024 Amendment will allow the Company to continue its current compensation program of making annual restricted stock awards under the 2019 Plan for the remaining term of the 2019 Plan which expires as of July 16, 2029.

If the 2024 Amendment is not approved by Company shareholders, the Company may not have sufficient shares available under the 2019 Plan to continue making annual awards at customary levels during the remaining Plan term ending in 2029, in which case, the Board may consider alternative means of compensating its officers, other employees and outside directors using other forms of compensation, including cash.

Highlights of the 2019 Equity Incentive Plan as amended by the 2024 Amendment

•

Share Reserve. The 2019 Plan, as amended by the 2024 Amendment, will provide for the reservation and future award of an aggregate of 1,150,000 shares of Company Common Stock in accordance with the 2019 Plan’s terms and conditions. If the 2024 Amendment is not approved by shareholders, the current Plan limit of 650,000 shares of Common Stock will remain in place.

•	Types of Awards. The types of awards permitted under the 2019 Plan include stock options (both incentive stock options and non-statutory stock options) and restricted stock awards.

•

Limits on Grants to Officers and Employees. If the 2024 Amendment is approved, total shares of common stock issuable to officers and other employees under the 2019 Plan shall not exceed 1,150,000 shares of common stock in the aggregate, reduced by the aggregate of shares of common stock to be issued to outside directors. The maximum number of shares of Common Stock issuable to any individual employee under the Plan shall not exceed 15% of the total shares of common stock authorized for issuance under the 2019 Plan in the aggregate (i.e., 172,500 shares (increased from a limit of 97,500 prior to the 2024 Amendment)), and the maximum number of shares of common stock related to the award of stock options (all of which may be granted as incentive stock options, non-qualified stock options, or a combination of each) or restricted stock awards in any calendar year to any individual employee shall not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the fair market value of such common stock on such date.

•

Limits on Grants to Outside Directors. Total shares of common stock issuable to outside directors under the 2019 Plan, as amended, will not exceed 25% of the total shares of common stock authorized for issuance under the 2019 Plan (i.e., 287,500 shares of common stock in the aggregate, increased from a current limit of 162,500 shares ). The maximum number of shares of common stock related to the award of non-qualified stock options and restricted stock awards in any calendar year to any individual outside director shall not exceed 3,000 shares of common stock.

•	Option Exercise Price. Stock options will have an exercise price equal to not less than the fair market value of the common stock on the date of grant.

•

Share Counting. The 2019 Plan provides that, if an award is forfeited or expires, the shares covered by the award will be available for future grant, while shares withheld to cover taxes or used to pay the exercise price of stock options will not be available for future grant.

•

No Cash-Out or Repricing of Underwater Options. The 2019 Plan prohibits repricing of stock options, and there will not be any exchange of underwater stock options for cash or shares without shareholder approval.

•

Awards Subject to Clawback. Awards granted under the 2019 Plan are subject to recoupment by the Company if the Company is required to prepare an accounting restatement due to material noncompliance by the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws or the forfeiture provisions of the Sarbanes-Oxley Act of 2002. Awards may also be subject to recoupment under the Company’s recently adopted Policy for the Recovery of Erroneously Awarded Compensation, described under “Governance.”

•	Plan Amendments. Any material amendment to the 2019 Plan is subject to approval by our stockholders.

•	Plan Term. The term of the 2019 Plan will expire ten years after the date the 2019 Plan was initial approved by stockholders (expiration date of July 16, 2029).

The following summary of the material features of the 2019 Equity Incentive Plan, as amended by the 2024 Amendment, is qualified in its entirety by reference to the provisions of the 2019 Equity Incentive Plan, as amended, attached hereto as Appendix A. In the event of a conflict between the terms of this summary and the terms of the 2019 Equity Incentive Plan, as amended, the terms of the 2019 Equity Incentive Plan, as amended, will control. Capitalized terms not defined in this proxy statement will have such meanings as defined in the 2019 Equity Incentive Plan, as amended.

General Plan Information

Subject to permitted adjustments for certain corporate transactions, the Plan, as amended, authorizes the issuance or delivery to participants of up to 1,150,000 shares of Company common stock pursuant to grants of incentive and non-statutory stock options and restricted stock awards. This represents an increase of 500,000 additional shares above the 2019 Plan’s current limit of 650,000 shares. These additional shares represent approximately 6.6%% of the total shares of common stock outstanding as of the record date.

The 2019 Plan is administered by members of the Compensation Committee (the “Committee”) who are “Disinterested Board Members,” as defined in the 2019 Plan. The Committee has full and exclusive power within the limitations set forth in the 2019 Plan to make all decisions and determinations regarding: (1) the selection of participants and the granting of awards; (2) establishing the terms and conditions relating to each award; (3) adopting rules, regulations and guidelines for carrying out the 2019 Plan’s purposes; and (4) interpreting the provisions of the 2019 Plan and any award agreement. The Compensation Committee has the authority to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility

Each officer and other employee or outside director of the Company or any subsidiary is eligible to receive awards under the 2019 Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2019 Plan, which will be set forth in an award agreement delivered to each participant. Awards may be granted as incentive stock options and non-statutory stock options, restricted stock awards or any combination thereof, as follows:

Stock Options. A stock option gives the recipient the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the common stock on the date the stock option is granted. For purposes of the Plan, “fair market value” means the final sales price of the common stock as reported on any national securities exchange on which the common stock may from time to time be listed or traded on the date the stock option is granted, or if the common stock is not traded on such date, then on the day prior to such date or on the next preceding day on which the common stock is traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Code and applicable requirements of Section 409A of the Code, if it cannot be determined in the manner described herein. Further, the Committee may not grant a stock option with an exercise period that is longer than 10 years.

Stock options are either “incentive” stock options or “non-statutory” stock options. Incentive stock options may have certain tax advantages for an employee’s benefit and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Shares of Common Stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise: (1) either in cash or with stock valued at fair market value as of the day of exercise; (2) by a “cashless exercise” through a third party; (3) by a net settlement of the stock option using a portion of the shares obtained on exercise in payment of the exercise price of the stock option; (4) by personal, certified or cashier’s check; or (5) by a combination of the foregoing. Stock options are subject to vesting conditions and restrictions in accordance with the 2019 Plan and as determined by the Committee.

Restricted Stock. A restricted stock award is a grant of shares of common stock, subject to vesting requirements, to a participant for no monetary consideration or minimum consideration as may be required by applicable law. Restricted stock awards under the 2019 Plan will be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2019 Plan or the award agreement. Awards will be evidenced by award agreements approved by the Committee, which set forth the terms and conditions of each award. Prior to their vesting, unless otherwise determined by the Committee, the recipient of a restricted stock award represented by outstanding common stock issued in the name of the award recipient may exercise any voting rights with respect to such common stock. Unless the Committee determines otherwise, any dividends or distributions declared and paid with respect to shares subject to a restricted stock award will be distributed to the participant by the Company within 30 days of the respective dividend payment date, subject to applicable tax withholding; provided, that in the event of the forfeiture of such award, all future dividend rights shall cease.

In the event of a corporate transaction involving the stock of the Company (including, without limitation, any stock dividend, stock split or other special and nonrecurring dividend or distribution, recapitalization, reorganization, merger, consolidation, spin-off, combination or exchange of shares), the Committee will, in an equitable manner, adjust the number and kind of securities deemed to be available for grants of stock options, restricted stock awards, the number and kind of securities that may be delivered or deliverable with respect to outstanding stock options, restricted stock awards and the exercise price of stock options. In addition, the Committee is authorized to make adjustments to the terms and conditions of stock options and restricted stock awards not otherwise inconsistent with the terms of the 2019 Plan.

Prohibition Against Repricing of Options. The 2019 Plan provides that neither the Committee nor the Board is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option that has been previously granted, except for equitable adjustments noted above related to certain corporate transaction.

Prohibition on Transfer. Generally, all awards, except non-statutory stock options, granted under the 2019 Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Restricted stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee’s sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and federal securities laws. During the life of the participant, awards can be exercised only by the participant. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the 2019 Plan upon the participant’s death.

Limitation on Awards under the 2019 Plan

The following limits and restrictions apply to awards under the 2019 Plan:

•

The maximum number of shares of common stock that may be delivered to participants and their beneficiaries under the 2019 Plan will be equal to 1,150,000 shares in the aggregate if the 2024 Amendment is approved. This represents an increase on the 2019 Plan limit by 500,000 shares of Common Stock.

•

The maximum number of shares of common stock that may be delivered pursuant to the exercise of stock options (all of which may be granted as incentive stock options, non-statutory stock options or a combination of each) is 1,150,000 shares (if the 2024 Plan Amendment is approved), reduced by any shares of common stock issued as restricted stock awards.

•

The maximum number of shares of common stock that may be issued as restricted stock awards is 1,150,000 shares (if the 2024 Plan Amendment is approved), reduced by any shares of common stock issued upon the exercise of stock options.

•

Total shares of common stock issued to outside directors under the 2019 Plan will not exceed 287,500 shares of common stock in the aggregate (if the 2024 Plan Amendment is approved). The maximum number of shares of common stock to be awarded to any individual outside director in any calendar year under the 2019 Plan will not exceed 3,000 shares of common stock in the aggregate whether in the form of shares of common stock related to the award of non-statutory stock options or restricted stock awards.

•

Total shares of common stock to be issued to employees under the 2019 Plan will not exceed 1,150,000 shares of common stock in the aggregate (if the 2024 Plan Amendment is approved), reduced by the aggregate of shares of common stock issued to outside directors. The maximum number of shares of common stock issuable to any individual employee under the Plan will not exceed 15% of the maximum of 1,150,000 shares of common stock in the aggregate (if the 2024 Plan Amendment is approved), and the maximum number of shares of common stock related to the award of stock options (all of which may be granted as incentive stock options, non-statutory stock options or a combination of each) or restricted stock awards in any calendar year to any individual Employee will not exceed the number of shares calculated as the quotient of the employee’s base salary in effect as of the first business day of such calendar year divided by the fair market value of such common stock on such date.

In the event of a corporate transaction involving the common stock of the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. Such adjustments are intended to preserve the benefits or potential benefits of the awards.

In addition, to the extent any shares of Company common stock covered by an award under the 2019 Plan (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or canceled or because the stock option is not exercised, prior to its expiration, then such shares will not be deemed to have been delivered for purposes of determining the maximum number of shares of common stock available for delivery under the Plan.

Performance Based Features

Performance Measures. Upon the grant of an award, the Committee may establish the performance targets (other than being based solely on continuation of service) which must be met before such awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of stock options and/or restricted stock awards. The terms and conditions of any award, including any performance targets, if any, for each participant will be detailed in an award agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable award agreement, then such award will be forfeited. Once such performance targets are attained, as certified by the Committee, such award will be deemed first earned and non-forfeitable.

Performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee will have the authority to adjust or modify performance measures with respect to awards, including the authority to determine that awards will be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program. The Committee will have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee will certify in writing that any performance goals or other material terms applicable to an award were in fact satisfied, modified or waived, prior to such award first becoming earned and non-forfeitable.

Vesting of Awards

Consistent with past practice, it is anticipated that restricted stock awards under the 2019 Plan will be granted with vesting rates equal to one-third, one-fifth or one-tenth of such awards per year, with the first installment vesting on the one-year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the award recipients until such awards are fully earned. It is currently not anticipated that awards of stock options under the 2019 Plan will be granted.

If the right to become vested in an award under the 2019 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company, without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, then the required period of service for full vesting will be determined by the Committee and evidenced in an award agreement, and may be subject to acceleration of vesting in the event of the death, disability or retirement of the participant or upon a Change in Control.

For a participant who is a director, termination of service as a director will not be deemed to have occurred if he or she continues as a director emeritus or advisory director. For a participant who is both an employee and a director, termination of employment as an employee will not be considered a termination event so long as the participant continues to provide service as a director, director emeritus or advisory director. The Committee may in its discretion elect to use a different vesting schedule or different performance measures set forth in the 2019 Equity Incentive Plan, provided that such terms are detailed in the participant’s award agreement.

Change in Control

Unless otherwise stated in an award agreement, upon a Change in Control, all stock options then held by the participant will become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the stock option) and all awards of restricted stock will become fully earned and vested immediately. In the event of a Change in Control, any performance measures related to an award under the 2019 Plan will be deemed satisfied as of the date of the Change in Control.

Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2019 Plan or any award granted under the 2019 Plan, provided that, except as provided in the 2019 Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2019 Plan to materially increase the benefits accruing to participants under the 2019 Plan, materially increase the aggregate number of securities that may be issued under the 2019 Equity Incentive Plan (other than as provided in the 2019 Plan), or materially modify the requirements for participation in the 2019 Plan, without approval of shareholders. Notwithstanding the foregoing, the Committee may amend the 2019 Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2019 Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the SEC or Financial Accounting Standards Board subsequent to the adoption of the 2019 Plan, or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Cash Payment in Lieu of Delivery of Shares.

Upon the exercise of a stock option, the Committee, in its sole and absolute discretion, may make a cash payment to the participant, in whole or in part, in lieu of the delivery of shares of common stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the fair market value of the Stock on the date of the stock option exercise and the exercise price per share of the stock option. Such cash payment shall be in exchange for the cancellation of such stock option. Such cash payment shall not be made in the event that such transaction would result in liability to the participant or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and regulations promulgated thereunder, or subject the participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code. The Committee may, in its sole discretion, determine that upon a Change in Control of the Company each outstanding stock option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Common Stock on the date of the stock option cancellation and the Exercise Price per share of the stock option.

Duration of Plan

The 2019 Plan became effective as of July 17, 2019, and will expire as of July 16, 2029, after which no new awards may be granted under the 2019 Plan. The 2019 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no awards may be granted under the 2019 Plan on or after the day immediately prior to the 10-year anniversary of its effective date. At any time, the Board of Directors may terminate the 2019 Equity Incentive Plan, however, any termination of the 2019 Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2019 Plan:

Non-Statutory Stock Options. The grant of a non-statutory option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of option exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the cost basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option also will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of: (1) the excess of the fair market value of the shares on the date of exercise over the exercise price; or (2) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will be compensation income to the participant, and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Withholding of Taxes. The Company may withhold amounts from employee-participants to satisfy tax withholding requirements. Except as otherwise provided by the Committee, employee-participants may have shares withheld from awards to satisfy the minimum tax withholding requirements or an amount up to the participant’s highest marginal tax rate required for federal, state and local tax withholding, provided such withholding does not result in adverse accounting consequences to the Company.

Change in Control. Any acceleration of the vesting or payment of awards under the 2019 Plan in the event of a change in control may cause part or all of the compensation involved to be treated as an “excess parachute payment” under Section 280G of the Code, which may subject the participant to a 20% excise tax on amounts deemed to be an “excess parachute payment” and preclude deduction for federal tax purposes by the Company related to the awards or portions thereof.

Deduction Limits. Section 162(m) of the Code generally limits the ability to deduct for tax purposes compensation in excess of $1.0 million per calendar year for the chief executive officer, chief financial officer and other executive officers named in the summary compensation table (each, a “covered employee”) included in our annual meeting proxy statement, as well as any employee who has been designated a covered employee for any fiscal year beginning after December 31, 2016. Compensation resulting from awards under the 2019 Plan will be counted toward the $1.0 million limit. While the Compensation Committee intends to consider the deductibility of compensation when making awards under the 2019 Plan, it is only one factor considered in award determination.

Tax Advice. The preceding discussion is based on federal tax laws and regulations currently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2019 Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2019 Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Possible Dilutive Effects of the 2019 Plan

The common stock to be issued upon the exercise of stock options awarded or the issuance of restricted stock awards under the 2019 Plan may either be from authorized but unissued shares of common stock or shares purchased in the open market. In that the Company shareholders do not have preemptive rights, to the extent that the Company funds awards of the additional 500,000 shares of common stock as provided by the 2024 Amendment to the 2019 Plan, in whole or in part, with authorized but unissued shares, the interests of then current shareholders may be diluted. If the Company provides newly issued shares of common stock for all of the 500,000 additional shares of common stock authorized by the 2024 Amendment, the dilutive effect to then current shareholders would be approximately [•]% based upon the [•] shares of common stock outstanding on the record date. The Company can avoid dilution resulting from the awards under the 2019 Plan by delivering shares purchased in the open market to fund plan awards.

Clawback Policy

The 2019 Plan provides that if the Company is required to prepare an accounting restatement due to its material noncompliance, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act must reimburse the Company with the required amount of any payment in settlement of an award earned or accrued during the 12-month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2019 Plan are subject to any clawback policy adopted by the Board of Directors from time to time, even if adopted after the date of grant of such Awards. The Company adopted a Clawback Policy, effective as of October 2, 2024, in compliance with Rule 10D-1 under the Exchange Act and Nasdaq listing standards. For a description of the Clawback Policy, see “Governance.”

New Benefits Table: Awards to be Granted

The Board of Directors has approved the 2024 Amended to the 2019 Plan. If the 2024 Amendment to the 2019 Plan is approved by shareholders, the Compensation Committee intends to continue permitting outside directors to elect to receive all or a portion of Board compensation in the form of Company Common Stock and awarding bonus compensation to Company officers and employees in the form of 50% cash and 50% Company Common Stock and within its discretion up to 100% in the form of Company Common Stock. The Compensation Committee has no present intention to make additional awards of stock options to Outside Directors or officers or employees. Any future grants of awards to officers, employees and directors under the 2019 Plan will be determined in the discretion of the Compensation Committee.

In 2023, the Company made the following awards under the 2019 Plan: outside directors received aggregate awards of shares of restricted stock as disclosed under “Director Compensation”; a total of 40,302 shares of restricted stock were awarded to all Named Executive Officers as a group, including awards of 20,385 shares of restricted stock to Mr. Dick, 12,933 shares of restricted stock to Mr. Chmelik, 6,984 shares of restricted stock to Mr. Hersiburane, and 67,515 shares of restricted stock to all other employees as a group. All such awards become earned and non-forfeitable at the rate of one-third per year beginning one year following the anniversary date of such grants, except for acceleration of vesting in the event of the death, disability or retirement of a recipient or a change in control of the Company. No awards of stock options were made in 2023.

Required Vote to Approve the 2024 Amendment and Recommendation of the Board

Shareholder approval of the 2024 Amendment to the 2019 Plan is being requested in that the increase in the 2019 Plan share reserve is a material amendment to the 2019 Plan in accordance with the listing requirements of the Nasdaq Capital Market. Such shareholder approval would also permit any stock options which may be awarded under the 2019 Plan to qualify as “incentive stock options” in accordance with the Code, and to enable recipients of stock options and rewards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act of 1934. As discussed above, the Board of Directors currently does not expect to award stock options under the 2019 Plan.

In order to approve the 2024 Amendment to the 2019 Plan, if a quorum is present, the proposal must receive an affirmative vote of a majority of the votes cast in person or by proxy at a meeting of shareholders of the Company. Abstentions and broker non-votes will have no impact on the outcome of the voting.

In the event that at the time of the Annual Meeting there are not sufficient votes to approve the 2024 Amendment to the 2019 Plan, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE 2024 AMENDMENT TO THE 2019 EQUITY INCENTIVE PLAN.

Securities Authorized for Issuance Under Equity Compensation Plans.

The following table provides information concerning securities authorized for issuance under equity compensation plans, the weighted average price of such securities and the number of securities remaining available for future issuance, as of March 28, 2024. This table does not include any additional shares of common stock which may be authorized in the future in the event of shareholder approval of the 2024 Amendment to the 2019 Plan.

Equity Compensation Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights (1)	Number of securities remaining and available for future issuance (2)
Plans approved by shareholders	336,117	$—	80,580
Plans not approved by shareholders	—	$—	—
Total	336,117	$—	80,580

(1)	Restricted stock shares were not included when calculating the weighted-average exercise price.
(2)	Remaining shares available for issuance under the 2019 Plan, which can be issued either as restricted stock grants or upon exercise of stock options.

PROPOSAL FOUR APPROVAL OF AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Restated Articles of Incorporation currently authorize the issuance of up to 10,000,000 shares of common stock. As of March 28, 2024, a total of [•] shares of common stock were issued and outstanding or reserved for issuance, as described below:

•	[•] shares were issued and outstanding; and

•	[•] shares were reserved for issuance under the Company’s 2019 Equity Incentive Plan.

As a result, as of March 28, 2024, approximately [•] shares of common stock were available for future issuance.

As of the date of this proxy statement and except as described above, we have no understandings, agreements or commitments to issue common stock or to reserve additional common shares for issuance under equity incentive plans.

At its meeting on February 21, 2024, our Board of Directors considered the limited number of available common shares and unanimously voted to adopt and recommend for shareholder approval an amendment to the Restated Articles of Incorporation increasing the authorized shares of common stock from 10,000,000 shares to 15,000,000 shares. The adoption of this amendment to the Restated Articles of Incorporation is subject to the approval by the Company’s common shareholders by the vote of a majority of the votes entitled to be cast by such shareholders.

The Board of Directors believes that it is advisable to have a greater number of authorized shares of common stock available for issuance in connection with acquisitions and mergers, public or private financings, and various general corporate programs and purposes.

We may from time to time consider acquisitions and mergers as opportunities arise, stock splits and public or private financings to provide us with capital, any or all of which may involve the issuance of additional shares of common stock or securities convertible into shares of common stock. It is widely expected that consolidation of the financial institution industry will continue and may accelerate. Also, additional shares of common stock may be necessary to meet anticipated future obligations of our stock-based compensation and employee benefit plans, under which we may grant future equity awards to our officers, other employees and directors. We believe that these benefit plans are critical to retaining our current management team and attracting additional management talent.

The Board of Directors believes that having the authority to issue additional shares of common stock will avoid the possible delays and significant expense of calling and holding an additional special meeting of shareholders to increase the authorized common shares at a later date and will enhance its ability to respond promptly to opportunities for acquisitions, mergers, stock splits and additional financings. Such a delay may result in our inability to consummate a desired transaction under a required deadline. By having additional common shares authorized, we can be prepared to act quickly as opportunities arise.

If the proposed amendment to our Restated Articles of Incorporation is approved, the additional authorized shares of common stock may be issued for such consideration, cash or otherwise, at such times and in such amounts as the Board of Directors may determine without further shareholder approval, except to the extent that shareholder approval is required by applicable laws, rules or regulations. Under the Virginia Stock Corporation Act, the Company’s shareholders must approve a share issuance in connection with an individual merger or combination that is greater than 20% of the total number of shares of the Company on a pre-transaction basis.

The authorization of additional shares of common stock will not, by itself, have any effect on the rights of present shareholders. The additional 5,000,000 shares to be authorized will be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock presently authorized, issued and outstanding. Shareholders do not have preemptive rights to subscribe for or purchase additional shares of common stock. Accordingly, the issuance of additional shares of common stock for corporate purposes other than a stock split or stock dividend could have a dilutive effect on the ownership and voting rights of shareholders at the time of issuance.

The full text of the proposed amendment to our Restated Articles of Incorporation is attached as Appendix B to this proxy statement.

If the proposed amendment is approved, the number of authorized shares of common stock will be increased and the Board of Directors will have the right to issue, without further shareholder approval, an additional 5,000,000 shares of common stock. If approved, the proposed amendment will be effective upon the filing of articles of amendment with the State Corporation Commission of the Commonwealth of Virginia promptly after the Annual Meeting.

With regard to Proposal Four, votes may be cast in favor or against, or a shareholder may abstain. If a quorum is present, approval of the amendment to the Restated Articles of Incorporation requires an affirmative vote of a majority of the shares of common stock then outstanding. An abstention does not count as an affirmative vote and has the effect of a vote against the proposal. Because this proposal is likely to be considered “routine,” a nominee holding shares in street name may vote on this proposal in the absence of instructions from the beneficial owner. If a broker does not exercise this authority and because approval of the proposed amendment is based on a percentage of the Company’s shares of common stock outstanding, such a broker non-vote will also have the effect of a vote against the proposal.

The Board of Directors recommends a vote “FOR” approval of the amendment to the Restated Articles of Incorporation to increase the number of authorized shares of common stock. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.

CERTAIN TRANSACTIONS

A number of our directors, executive officers, and members of their immediate families, as well as organizations with which they are affiliated, were clients of the Bank during 2023. All loans to our related persons—as defined in Instruction 1 to Item 404(a) of Regulation S-K—were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those provided at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features. At December 31, 2023, the aggregate outstanding principal balance of all such related party loans was $280,958.

The Sarbanes-Oxley Act of 2002 generally prohibits a public company from extending or renewing credit or arranging the extension or renewal of credit to an officer or director. However, this prohibition does not apply to loans made by depository institutions, such as the Bank, that are insured by the Federal Deposit Insurance Corporation and are subject to the insider lending restrictions of the Federal Reserve Board’s Regulation O. Accordingly, we permit our directors and executive officers, their family members and their related interests, to establish and maintain banking and business relationships in the ordinary course of business with the Bank. With respect to lending activities, the Bank has policies governing affiliate and insider lending transactions. These policies prohibit extensions of credit to “insiders,” as defined in the policies, unless the extension of credit:

•

is made in the ordinary course of business on substantially the same terms (including interest rates and collateral) as, and following credit underwriting procedures that are not less stringent than, those prevailing at the time for comparable transactions with members of the general public, and

•	does not involve more than the normal risk of repayment or present other unfavorable features.

SHAREHOLDER PROPOSALS

The Board of Directors expects that the Company’s 2025 Annual Meeting of Shareholders (the “2024 Annual Meeting”) will be held on or about May 21, 2025.

The deadline for submission of proposals to be included in our proxy materials for the 2025 Annual Meeting is December [•], 2024. Proposals should be addressed to: Corporate Secretary, MainStreet Bancshares, Inc., 10089 Fairfax Boulevard, Fairfax, Virginia 22030. Shareholders must also comply with applicable rules of the SEC regarding the inclusion of proposals in proxy materials, and we may omit any proposal from our proxy materials that does not comply with the SEC’s rules.

In order to be considered at our 2025 Annual Meeting, but not included in our proxy materials, a shareholder nomination for director or proposal to take action at such meeting must be received by the Corporate Secretary of the Company at the principal executive office of the Company by no later than the close of business on the 120th calendar day prior to the first anniversary of the preceding year’s annual meeting date; provided, however, that in the event the date of the annual meeting is more than 30 calendar days before or after such anniversary date, notice by the shareholder will considered timely if it is delivered by the close of business on the 10th calendar day following the day on which notice of the date of the annual meeting was first mailed or public announcement of the date of the annual meeting was first made, whichever occurs first. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

Pursuant to our Bylaws, as amended, such shareholder’s notice shall set forth: (1) a brief description of the business desired to be brought before the annual meeting, including the text of the proposal or business, and the reasons for conducting such business at the annual meeting; and (2) as to the shareholder giving such notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (A) the name and address of such shareholder, as they appear on the Company’s stock transfer books, and of such beneficial owner, (B) the class or series and number of shares of capital stock and depositary shares of the Company that are owned beneficially and of record by such shareholder and such beneficial owner, (C) a description of all agreements, arrangements or understandings between such shareholder or beneficial owner and any other person or persons (including their names), regardless of whether such agreement, arrangement or understanding relates to the Company, any material interest of such shareholder or beneficial owner, if any, in such business, and a representation that such shareholder is not acting in concert with any other person or persons, (D) with respect to each shareholder, beneficial owner, person with whom such shareholder or beneficial owner has any agreement, arrangement or understanding or are acting in concert, the information that would be disclosed pursuant to Item 5(b) of Schedule 14A under the Securities Exchange Act of 1934 assuming each such person is deemed a “participant” as defined in paragraphs (a)(ii)—(vi) of Instruction 3 to Item 4 of Schedule 14A, (E) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination or business, (F) an acknowledgment that, if such shareholder, or a qualified representative thereof, fails to appear at such meeting (including virtually in the case of a meeting conducted by means of remote communication) and present a proposed nominee or business, as applicable, the Company need not present the proposed nominee for election or proposed business for approval, notwithstanding the Company’s receipt of proxies in respect of a vote on such matters, and (G) such other information as may be reasonably requested by the Company to facilitate disclosure to shareholders of all material facts that, in the reasonable discretion of the Company, are relevant for shareholders to make an informed decision.

With respect to such shareholder’s nomination of a person as a director, a brief description of the background and credentials of such nominee, including (A) the name, age, business address and residence address of such nominee, (B) the principal occupation or employment of such nominee, (C) the class or series and number of shares of capital stock and/or the number of depositary shares of the Company that are owned beneficially and of record by such nominee, (D) any other information relating to such nominee that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, and (E) such nominee’s written consent to being named in a proxy statement as a nominee and to serving as a director if elected. The Company may require any proposed nominee for director to furnish, within 10 days of receipt by the proposed nominee of such request, such other information, including a Director/Nominee Questionnaire with respect to the background and qualifications of such nominee, as the Company may reasonably request to confirm the eligibility of such proposed nominee to serve as a director.

With respect to any director nomination, such shareholder’s notice shall also provide a written undertaking and agreement by the shareholder giving the notice or, if the notice is given on behalf of a beneficial owner on whose behalf the nomination is made, by such beneficial owner, that (A) such shareholder or beneficial owner will deliver to holders of shares representing at least 67% of the voting power of the stock entitled to vote generally in the election of directors either (x) at least 20 calendar days before the annual meeting, a copy of its definitive proxy statement for the solicitation of proxies for its director candidates, or (y) at least 40 calendar days before the annual meeting a Notice of Internet Availability of Proxy Materials that would satisfy the requirements of Rule 14a-16(d) under the Securities Exchange Act of 1934; and (B) that such shareholder will update the Company in writing promptly if the shareholder fails to satisfy the requirements of Rule 14a-19 under the Securities Exchange Act of 1934 for any reason including a failure to file a definitive proxy statement with the SEC or a decision by the shareholder not to solicit the requisite 67% of the voting power entitled to vote in the election of directors. If (B) is not applicable, such shareholder shall prior to the meeting provide the Company a certificate or other evidence that the requirements of Rule 14a-19 have been fully satisfied.

With respect to any business other than a director nomination proposed to be brought before an annual or special meeting, such shareholder’s notice shall also provide a representation whether the shareholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a definitive proxy statement to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal.

Nothing in this proxy statement shall be deemed to require us to include in our proxy statement and proxy relating to an annual meeting any shareholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

REFERENCES TO OUR WEBSITE ADDRESS

References to our website address throughout this Proxy Statement and the accompanying materials are for informational purposes only, or to fulfill specific disclosure requirements of the SEC’s rules. These references are not intended to, and do not incorporate the contents of our website by reference into this Proxy Statement or the accompanying materials.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Articles of Incorporation and Bylaws, which provide an advance notice procedure for certain business to be brought before an annual meeting of shareholders. If a shareholder notifies the Company of such shareholder’s intent to present a proposal at the Annual Meeting not in accordance with such procedures, the persons named in the accompanying proxy may exercise discretionary voting authority, as determined by a majority of the Board of Directors, if the proposal is raised at the Annual Meeting without any discussion of the matter in this Proxy Statement.

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Thomas J. Chmelik
Thomas J. Chmelik
Secretary

Fairfax, Virginia

April [ ], 2023

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, is being mailed to shareholders together with this Proxy Statement. Except to the extent specifically incorporated by reference, the Annual Report on Form 10-K is not to be treated as part of the proxy solicitation materials nor as having been incorporated by reference herein.

MAINSTREET BANCSHARES, INC.

2019 EQUITY INCENTIVE PLAN

As amended and restated

ARTICLE 1 – GENERAL

Section 1.1 Purpose, Effective Date and Term. The purpose of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of MainStreet Bancshares, Inc. and any of its Subsidiaries or future parent or subsidiary corporations, by providing a means to attract, retain, incent and reward individuals who contribute to such success and to further align their interests with those of the Company’s shareholders through the ownership of common stock of the Company. The Plan also provides Eligible Participants with an opportunity to increase their ownership interest in the Company as an additional retention incentive. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable shareholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately prior to the ten-year anniversary of the Effective Date.

Section 1.2 Administration. The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3 Participation. Employees and Outside Directors of the Company or any Subsidiary or future parent or subsidiary corporations of the Company shall be eligible to receive Awards in accordance with the terms of the Plan (“Eligible Participants”).

Section 1.4 Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 – AWARDS

Section 2.1 General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards). Each Award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such Award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of Awards that may be granted under the Plan to Eligible Participants include:

(a) Stock Options. A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Stock Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately prior to the ten-year anniversary of the Effective Date; or (ii) to Eligible Participants who are not Employees of the Company or a Subsidiary at the time of such Award grant. Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Stock Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Stock Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

(b) Restricted Stock Award. Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no payment of consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule, the satisfaction of performance conditions or other terms of the Award.

Section 2.2 Stock Options.

(a) Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) detail the Exercise Price of such Stock Options; (iv) specify the vesting period or conditions to vesting; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company as the Committee may, in its discretion, prescribe.

(b) Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five years with respect to ISOs granted to an Employee who is a 10% Shareholder). The “Exercise Price” of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Shareholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options exchanged in replacement of existing Awards held by an Employee, Director, Advisory Director or other service provider to an acquired entity.

(c) Method of Exercise. Subject to the other terms and conditions hereof, a Participant may exercise any Stock Option, to the extent such Stock Option is vested, by giving written notice of exercise to the Company, provided, however, that in no event shall a Stock Option be exercisable for a fractional share. The date of exercise of a Stock Option shall be the later of: (i) the date on which the Company receives such written notice; and (ii) the date on which the Participant pays the applicable Exercise Price pursuant to this Section 2.2(c). The payment of the Exercise Price upon the exercise of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock otherwise owned by the Stock Option holder valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) other than in the case of Stock Options granted as ISOs, by a net settlement of the Stock Option, using a portion of the shares of Stock obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any required tax withholding, to the extent permitted under the Plan); (iv) by personal, certified or cashier’s check; or (v) by any combination thereof. The total number of shares of Stock that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

(c) Other Limitations Applicable to ISO Awards. To the extent the aggregate Fair Market Value of shares of Stock with respect to which ISO Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company or any Subsidiary, exceeds $100,000, or such higher value as may be permitted under Code Section 422, such ISO Options in excess of the $100,000 limit shall be treated as Non-Qualified Stock Options. Fair Market Value shall be determined as of the grant date for each ISO.

(d) Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any Stock Options which were granted under the Plan be bought back by the Company at a time when the Exercise Price of such Stock Options is greater than the Fair Market Value of the Stock on the date of the purchase transaction without shareholder approval of such transaction.

Section 2.3 Restricted Stock Awards.

(a) Grant of Restricted Stock Awards. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain such other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service with the Company, as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by the Company or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with MainStreet Bancshares, Inc., dated [Date], made pursuant to the terms of the MainStreet Bancshares, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of MainStreet Bancshares, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify.

Notwithstanding the foregoing, the Company may in its sole discretion issue a Restricted Stock Award in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event a Restricted Stock Award is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of such Awards. A Restricted Stock Award that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject. Notwithstanding anything herein to the contrary, the Committee shall distribute to a Participant the Stock vested in accordance with a Restricted Stock Award, or portion thereof, within thirty days following the date of such vesting.

(b) Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(i) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, shall be distributed to the Participant by the Company within thirty days of the respective dividend payment date, subject to applicable tax withholding; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Stock underlying such Restricted Stock Award from which said dividends were derived.

(ii) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights applicable to the shares of Stock subject to the Restricted Stock Award may be exercised by the Participant prior to the date that such Restricted Stock Award is deemed earned and non-forfeitable.

(iii) Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Restricted Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Restricted Stock shall not be tendered.

(iv) Other Matters. The conditions for granting or vesting and the other provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(c) Stock Awards in lieu of Cash Compensation Payments. Subject to the limitations on Restricted Stock Awards as set forth at Sections 2.3 and 3.2 herein, as of and after the Effective Date, an Eligible Participant may receive a Restricted Stock Award in lieu of cash compensation as a bonus payment to officers or employees or as director compensation with such Restricted Stock Award calculated based the full value of such anticipated payment and the Fair Market Value of the Stock at the time of such payment. Such Restricted Stock Awards may include such additional terms and conditions as determined by the Compensation Committee at the time of such Award. In addition, Directors of the Company and the Bank may elect in accordance with procedures established by the Compensation Committee to receive payment of any annual retainer or monthly board fees in the form of a Restricted Stock Award valued at the Fair Market Value of the Stock at the time of such payment in lieu of such cash payment. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Restricted Stock Awards to be granted hereunder shall be subject to all other applicable provisions of this Plan.

Section 2.4 Performance-Based Compensation.

(a) Upon the grant of an Award, the Committee may establish the performance targets, if any, which must be met before such Awards may begin to become first earned and non-forfeitable or exercisable. Such performance targets may be expressed as a minimum threshold level and an optimum level, and each level of performance attainment may yield a specified number of Stock Options and/or Restricted Stock Awards. The terms and conditions of any Award, including any performance targets, if any, for each Participant shall be detailed in an Award Agreement. Except as otherwise provided herein, if such performance targets are not attained by the ending date of the performance period as specified in the applicable Award Agreement, then such Award shall be forfeited. Once such performance targets are attained, as certified by the Committee, such Award shall be deemed first earned and non-forfeitable. Such performance targets may consist of Company financial metrics, peer group rankings based upon financial metrics, or such other criteria that may be established by the Committee as of the date of grant, except as otherwise modified thereafter by the Committee as permitted herein. Notwithstanding the foregoing, the Committee shall have the authority to adjust or modify performance measures with respect to Awards, including the authority to determine that Awards shall be earned without regard to whether such performance measures previously established have been satisfied and/or to authorize the implementation of a new performance period and performance measures and the re-issuance of previously forfeited awards under the new program.

(b) The Committee shall have sole discretion in determining how performance measures are calculated. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiary conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. The Committee shall certify in writing that any performance goals or other material terms applicable to an Award were in fact satisfied, or modified or waived, prior to such Award first becoming earned and non-forfeitable or exercisable.

Section 2.5 Vesting of Awards.

(a) The Committee shall specify the vesting schedule and other conditions of each Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, Awards to Employees and Outside Directors under the Plan shall be granted with a vesting rate equal to one-third of such Award per year, with the first installment vesting on the one year anniversary of the date of grant, and succeeding installments vesting on each annual anniversary thereafter during periods of continued service by the Award recipient until such Award is fully earned. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee, including in the event of the Participant’s death, Disability or Retirement or upon a Change in Control). Unless otherwise provided by the Committee, Service as a director emeritus, advisory director or consultant shall constitute continued Service for purposes of vesting.

(b) Notwithstanding Section 2.8 and Article 4 hereof, unless otherwise prohibited by applicable law or regulation, the Committee may, in its sole discretion, determine that all Stock Options then held by a Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the Stock Option) and all Restricted Stock Awards shall be fully earned and vested immediately.

Section 2.6 Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.3, and reductions of the Exercise Price approved by the Company’s shareholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Stock Options or other Awards) or replacement grants, or other means.

Section 2.8. Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or the Plan and, in so doing, may make distinctions based upon, among other things, the reason for Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant, the following provisions shall apply to each Award granted under this Plan:

(a) Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or Termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of Termination of Service, and Stock Options may be exercised only for a period of three (3) months following Termination of Service and any Restricted Stock Award that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b) In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards granted to a Participant that have not vested as of such date of Termination of Service for Cause shall expire and be forfeited.

(c) Upon Termination of Service for reasons of Disability or death or, to the extent permitted by the Committee, Retirement, (i) all Stock Options shall be exercisable as to all shares of Stock subject to an outstanding Award, whether or not then exercisable, and (ii) all Restricted Stock Awards which have not yet become earned and non-forfeitable, shall, in each case, be deemed earned and be exercisable as if the Participant had Terminated Service as of the date of the final vesting event applicable to each outstanding Award. Stock Options may be exercised for a period of one year following Termination of Service due to death, Disability or Retirement; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of the Participant, the Participant’s death must have occurred while employed or within three months of Termination of Service.

(d) Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of such Stock Option.

(e) Notwithstanding the provisions of this Section 2.8, the effect of a Change in Control on the vesting and exercisability of Stock Options and Restricted Stock Awards is as set forth in Article 4.

ARTICLE 3 - SHARES SUBJECT TO PLAN

Section 3.1 Available Shares. The shares of Stock with respect to which Awards may be made under the Plan shall be from authorized but unissued shares of Stock, Stock currently held as treasury shares or, to the extent permitted by applicable law, Stock subsequently acquired by the Company as treasury shares, including shares of Stock purchased in the open market or in private transactions.

Section 3.2 Share Limitations.

(a) Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to One Million and One-Hundred and Fifty Thousand (1,150,000) shares of Stock in the aggregate. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) is One Million and One-Hundred and Fifty Thousand (1,150,000) shares of Stock, reduced by any shares of Stock issued as Restricted Stock Awards. The maximum number of shares of Stock that may be issued as Restricted Stock Awards is One Million and One-Hundred and Fifty Thousand (1,150,000) shares of Stock, reduced by any shares of Stock issued upon the exercise of Stock Options. The aggregate number of shares of Stock available for grant under this Plan and the number of shares of Stock subject to outstanding Awards shall be subject to adjustment as provided in Section 3.3.

(b) Limitations on Awards.

(i) Total shares of Stock issuable to Outside Directors under the Plan shall not exceed 25% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 287,500 shares). The maximum number of shares of Stock related to the award of Non-Qualified Stock Options and Restricted Stock Awards in any calendar year to any individual Outside Director shall not exceed 3,000 shares of Stock in the aggregate.

(ii) Total shares of Stock issuable to Employees under the Plan shall not exceed 1,150,000 shares of Stock in the aggregate, reduced by the aggregate of shares of Stock issued to Outside Directors. The maximum number of shares of Stock issuable to any individual Employee under the Plan shall not exceed 15% of the total shares of Stock authorized for issuance under the Plan in the aggregate (i.e., 172,500 shares), and the maximum number of shares of Stock related to the award of Stock Options (all of which may be granted as ISOs, Non-Qualified Stock Options or a combination of each) or Restricted Stock Awards in any calendar year to any individual Employee shall not exceed the number of shares calculated as the quotient of the Employee’s base salary in effect as of the first business day of such calendar year divided by the Fair Market Value of such Stock on such date.

(c) Computation of Shares Available. For purposes of this Section 3.2, and in connection with the granting of Stock Options and Restricted Stock Awards, the number of shares of Stock available for the granting of additional Stock Options and Restricted Stock Awards shall be reduced by the number of shares of Stock issued with respect to such Awards. To the extent any shares of Stock covered by an Award (including Restricted Stock Awards) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised prior to its expiration, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder, or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised or Awards earned, rather than by the net number of shares of Stock issued.

Section 3.3 Corporate Transactions.

(a) General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options and Restricted Stock Awards, and (iii) the Exercise Price of Stock Options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options and Restricted Stock Awards (including, without limitation, cancellation of Stock Options and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options and Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary, or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

(b) Merger in which the Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger; provided, however, that the Committee may, in its sole discretion, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

Section 3.4 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by the Company’s governance documents, applicable law or the applicable rules of any Exchange.

(c) Award Payouts. Awards may be paid out in the form of cash, shares of Stock, or combinations thereof as the Committee shall determine in its sole and absolute discretion, and with such restrictions as it may impose. The Committee may, in its sole discretion, determine that upon the exercise of a Stock Option, make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Stock. Such cash payment to be paid in lieu of delivery of shares of Stock shall be equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option exercise and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option to be cashed-out. Such cash payment shall be in exchange for the cancellation of such Stock Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Code Section 409A. The Committee may, in its sole and absolute discretion, determine that upon a Change in Control of the Company each outstanding Stock Option shall be cancelled in exchange for a cash payment equal to the difference between the Fair Market Value of the shares of Stock on the date of the Stock Option cancellation and the Exercise Price per share of the Stock Option multiplied by the number of shares of Stock subject to such Stock Option.

(d) Other Matters. In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise a Stock Option by delivering shares of Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery, except in the case of the net settlement of Stock Options. Shares of Stock used to satisfy the Exercise Price of a Stock Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares of Stock unless and until it receives full payment of the Exercise Price and any related tax withholding obligations have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Participant shall have any of the rights of a shareholder of the Company until shares of Stock are issued upon the exercise of such Stock Options or the delivery of shares following the vesting of a Restricted Stock Award, except as otherwise provided herein. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant’s ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.3 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement:

(a) Upon a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option).

(b) Upon a Change in Control, all Restricted Stock Awards described in Section 2.1(b) shall become fully earned and vested immediately.

(c) In the event of a Change in Control, any performance measure or condition applicable to an Award under the Plan shall be deemed satisfied as of the date of the Change in Control.

Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a “Change in Control” shall be deemed to have occurred upon the earliest to occur of the following:

(a) Merger. The Company merges into or consolidates with another entity, or merges another bank or corporation into the Company, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were shareholders of the Company immediately before the merger or consolidation;

(b) Acquisition of Significant Share Ownership. A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c) Change in Board Composition. During any period of two consecutive years, individuals who constitute the Company’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the shareholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period; or

(d) Sale of Assets. The Company sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

ARTICLE 5 - COMMITTEE

Section 5.1 Administration. The Plan shall be administered by the Board or the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award are persons subject to the short-swing profit rules of Section 16 of the Exchange Act. The Board or the Committee (or if necessary to maintain compliance with the applicable listing standards, those members of the Committee who are “independent directors” under the corporate governance statutes or rules of any Exchange on which the Company lists, has listed or seeks to list its securities) may, in their discretion, take any action and exercise any power, privilege or discretion conferred on the Board or the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

Section 5.2 Powers of Committee. The administration of the Plan by the Committee shall be subject to the following:

(a) The Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Directors and Employees, those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares of Stock covered by the Awards, to establish the terms, conditions, performance criteria, if any, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6) to cancel or suspend Awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c) The Committee will have the authority to define terms not otherwise defined herein.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

Section 5.3 Delegation by Committee. The Chairman of the Committee and such other directors and officers of the Company as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Awards.

Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.3 and Section 6.2) may cause the re-pricing of a Stock Option or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.3, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) above is approved by a vote of the Company’s shareholders.

Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities and Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment by the Committee or the Board made pursuant to Sections 2.6, 6.2 or 7.17(b) to any Award granted under the Plan without further consideration or action.

ARTICLE 7 - GENERAL TERMS

Section 7.1 No Implied Rights.

(a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c) No Rights as a Shareholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

(d) Compliance with Law. Shares of Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any Exchange upon which the shares may then be listed. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares of Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares. As a condition to the exercise of any Stock Option or the delivery of shares of Stock in accordance with an Award, the Company may require the person exercising the Stock Option or receiving delivery of the shares of Stock to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

Section 7.2 Restrictions on Transferability. Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except (i) as designated by the Participant by will or by the laws of descent and distribution, (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust, or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this paragraph (iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of Stock Options (other than ISOs) under the Plan if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Restricted Stock Awards shall not be transferable prior to the time that such Awards are deemed earned and non-forfeitable to the Participant unless provided for in accordance with a qualified domestic relations order.

Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a qualified domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards or Stock Options and such arrangements may be either generally applicable or applicable only in specific cases.

Section 7.5 Award Agreement. Each Award granted under the Plan shall be evidenced by an Award Agreement signed by an authorized representative of the Company and the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8 Tax Withholding and Tax Matters.

(a) Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant may be provided the opportunity to direct the Company to satisfy the minimum required federal, state and local tax withholding by: (i) with respect to a Stock Option settled in Stock, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to a Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy the minimum amount of required tax withholding; provided that in each case there are no adverse accounting consequences to the Company (with a requirement to have liability classification of an award under Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 718 being deemed an adverse consequence).

(b) Notice of Section 83(b) Election. In the event a Participant makes an election under Code Section 83(b) in connection with an Award, the Participant shall notify the Company in writing of such election within ten (10) days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(c) Notice of Disqualifying Disposition. If any Participant shall make a disposition of Stock delivered pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company in writing of such disposition within ten (10) days thereof.

(d) Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Code Section 409A. In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Code Section 409A) to a Participant who is then considered a “specified employee” (within the meaning of Code Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Code Section 409A. Further, the settlement of any such 409A Award may not be accelerated except to the extent permitted by Code Section 409A. To the extent that an Award is deemed to constitute a 409A Award, and for which payment with respect to the Award or acceleration of such Award being deemed earned and exercisable or non-forfeitable is determined solely by reference to whether a Change in Control has occurred, the term “Change in Control” means (for purposes of determining whether a payment is due or acceleration exists) the first to occur of a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the Company’s assets,” as those phrases are determined under Code Section 409A and the regulations promulgated thereunder, as in effect at the time of such Change in Control transaction.

Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10 Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

Section 7.11 Indemnification. To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or gross negligence, or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.12 No Fractional Shares; Minimum Issuances. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down. No fewer than 100 shares of Stock may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

Section 7.13 Governing Law. The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the Commonwealth of Virginia within thirty miles of the Company’s principal office, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

(a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

(c) in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary.

Section 7.17 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to recoupment under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

(c) In addition, Awards granted hereunder are subject to any recoupment policy adopted by the Board from time to time, whether such policy shall have been adopted prior to or following a Participant’s receipt of an Award.

Section 7.18 Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. Section 1828(k), and the rules and regulations promulgated thereunder. Further, Participants must exercise or forfeit their Stock Options in the event the Company becomes critically undercapitalized or receives a capital directive, as determined by the Company’s state or primary federal banking regulator.

Section 7.19 Shareholder Approval. Shareholder approval of such Plan shall be determined by an affirmative vote of a majority of the Company’s shareholders present, in person or by proxy, at a meeting of shareholders of the Company held within one year of the date of adoption of the Plan by the Board of Directors of the Company. Any material amendment to the Plan deemed to require an approval vote of shareholders shall be approved by the requisite vote determined in accordance with applicable law.

Section 7.20 Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

“10% Shareholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company in accordance with Code Section 422.

“Advisory Director” means an individual designated by the Board of Directors of the Company as a member of an advisory board established by the Company or any Subsidiary or an individual serving the Company as a director emeritus, advisory director or in a similar capacity.

“Award” means any Stock Option or Restricted Stock Award or any combination of each, or any other right or interest relating to Stock or cash, granted to a Participant under the Plan.

“Award Agreement” means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an Award under the Plan. Such document is referred to as an agreement, regardless of whether a Participant’s signature is required.

“Bank” means MainStreet Bank, Fairfax, Virginia, and any successors thereto.

“Board” means the Board of Directors of the Company.

“Cause” or “Termination for Cause” means: (i) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement, and (ii) In the absence of such a definition, “Cause” means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board, will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant’s incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant’s Service with the Company.

“Change in Control” has the meaning ascribed to it in Section 4.2.

“Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Code Section 409A” means the provisions of Code Section 409A and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

“Committee” means the Board or the Committee acting under Article 5.

“Company” shall mean MainStreet Bancshares, Inc. and any successors thereto, as the successor entity of MainStreet Bank and the parent holding company of such banking entity established in accordance with a plan of reorganization and share exchange.

“Director” means a member of the Board of Directors of the Company or a Subsidiary, or any successors thereto from time to time.

“Disability” or “Disabled” means: (i) with respect to Incentive Stock Options, the “permanent and total disability” of the Employee as such term is defined at Code Section 22(e)(3); and (ii) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In either case, except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

“Disinterested Board Member” means a member of the Board who: (a) is not a current Employee of the Company or a Subsidiary; (b) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (c) has not been an officer of the Company or a Subsidiary; (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. A Disinterested Board Member must be eligible to serve on the Company’s Compensation Committee as required by any Exchange on which the Company lists its securities, if applicable. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

“Employee” means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

“Exchange” means any national securities exchange on which the Stock may from time-to-time be listed or traded.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Exercise Price” means the purchase price of the Stock established with respect to a Stock Option pursuant to Section 2.2.

“Fair Market Value” on any date, means (i) if the Stock is listed on an Exchange, the closing sales price on such Exchange or over such system on such date (and without regard to after-hours trading activity) or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported, or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria, and in accordance with Code Sections 409A and 422, if applicable.

“Immediate Family Member” means with respect to any Participant: (a) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than 50% of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than 50% of the voting interests.

“ISO” has the meaning ascribed to it in Section 2.1(a).

“Non-Qualified Stock Option” means the right to purchase shares of Stock that is either (i) granted to a Participant who is not an Employee, or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Code Section 422.

“Outside Director” means any member of the Board who is not also at that time an Employee.

“Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

“Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Section 2.3.

“Retirement” means, unless otherwise specified in an Award Agreement, termination from employment as an Employee on or after the attainment of age 65 and completion of not less than ten years of employment, or Termination of Service as a Director on or after completion of not less than three years of Board service and having attained the of age 70; provided, however, that unless otherwise specified in an Award Agreement, an Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A Outside Director will be deemed to have terminated due to Retirement for purposes of vesting of Awards and the exercise of Stock Options only if the Outside Director has terminated Service on the Board(s) of Directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such Board(s) of Directors of the Outside Director’s intention to retire. An Outside Director who continues in Service as an Advisory Director shall be deemed to be in the Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Service” means continuous service as an Employee, service provider, or Outside Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

“Stock” means the common stock of the Company, $4.00 par value per share.

“Stock Option” means an ISO or a Non-Qualified Stock Option.

“Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

“Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including an Advisory Directory) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii) The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six-month period. For purposes of this sub-section (ii), to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv) Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.6 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the Company and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, such payment or a portion of such payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v) With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or Advisory Director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as an Outside Director or director emeritus or Advisory Director.

“Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a) actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c) in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e) indications of time of day mean Eastern Time;

(f) “including” means “including, but not limited to”;

(g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k) all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.

APPENDIX B

The Board of Directors of MainStreet Bancshares, Inc. (the “Company”) has duly adopted the following resolution amending Article III.1. of the Articles of Incorporation:

RESOLVED, that having determined that an increase in the authorized Common Stock to [•],000,000 shares is in the best interest of the Company and its shareholders, and subject to consideration by and approval of the Company’s shareholders, Article III.1. be amended to read as follows:

1. Number. The aggregate number of shares of stock which the Company shall have the authority to issue, and the par value per share, is as follows:

Class	Number of Shares	Par Value
Common Stock	15,000,000	$4.00
Preferred Stock	2,000,000	$1.00

B-1

Proxy Tabulation: P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.proxypush.com/MNSB • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-509-1049 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided To be admitted to the meeting online and participate you must register at www.proxydocs.com/MNSB by 5:00 p.m., Eastern Time, on May 14, 2024 MainStreet Bancshares, Inc. Annual Meeting of Shareholders For Shareholders of record as of March 28, 2024 DATE: Wednesday, May 15, 2024 TIME: 11:00 AM, Eastern Time PLACE: Annual Meeting to be held live via the Internet—please visit www.proxydocs.com/MNSB for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Terry M. Saeger and Rafael E. DeLeon (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each or either of them, to vote all the shares of common stock of MainStreet Bancshares, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, and revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” all nominees of the Board of Directors (Proposal 1), “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. If any other business is properly presented on to which this proxy confers discretionary authority, the proxy will be voted as determined by a majority of the Board of Directors. You may revote the proxy at any time before it is voted at the meeting. If you hold shares in the MainStreet Bank 401(k) Retirement Plan (the “Retirement Plan”), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the Retirement Plan trustee. Shares in the Retirement Plan for which voting instructions are not received by 5:00 p.m., local time, on May 9, 2024, or if no choice is specified, will be voted in the same proportion as the trustee has received voting instructions from other Retirement Plan participants, subject to its fiduciary duty. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE). The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE BOARD NOMINEES (PROPOSAL 1), “FOR” RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL 2), “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE 2019 EQUITY INCENTIVE PLAN (PROPOSAL 3), AND “FOR” APPROVAL OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES AUTHORIZED UNDER THE RESTATED ARTICLES OF INCORPORATION (PROPOSAL 4). PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE.

MainStreet Bancshares, Inc. Annual Meeting of Shareholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ALL NOMINEES (PROPOSAL 1), FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. Nominees for Three-Year Terms FOR WITHHOLD 1.01 Charles C. Brockett FOR 1.02 Thomas J. Chmelik FOR 1.03 Patsy I. Rust FOR FOR AGAINST ABSTAIN 2. Ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company’s independent FOR registered public accounting firm for the fiscal year ending December 31, 2024. 3. Approval of the proposal to amend the 2019 Equity Incentive Plan to increase the number of FOR shares of common stock available for issuance from 650,000 to 1,150,000 shares. 4. Approval of the proposal to amend the Restated Articles of Incorporation to increase the number FOR of shares of authorized common stock from 10,000,000 to 15,000,000 shares. Such other business as may properly come before the meeting or any adjournment or postponement thereof. You must register to be admitted to the meeting online and participate at www.proxydocs.com/MNSB Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. Signature (and Title if applicable) Date Signature (if held jointly) Date